UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

EQUITY MARKETING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ ☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

INTRODUCTION
OUTSTANDING SECURITIES AND VOTING RIGHTS
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM NO. 1: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION AND RELATED MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
ITEM 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME
ITEM 3: AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED CAPITAL
ITEM 4: THE APPROVAL OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
ITEM 5: THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN
ITEM 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
FORM 10-K
DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS
OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING
SOLICITATION OF PROXIES

Equity Marketing, Inc.

NOTICE OF ANNUAL MEETING

and

PROXY STATEMENT

2004

EQUITY MARKETING, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 20, 2004

TO THE STOCKHOLDERS OF EQUITY MARKETING, INC.:

          Notice is hereby given that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Marketing, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company’s UPSHOT division, located at 303 E. Wacker Drive, Suite 2400, Chicago, Illinois 60601, on Thursday, May 20, 2004, beginning at 10:00 a.m., local time. The Annual Meeting will be held for the following purposes:

1.	To elect seven members to our Board of Directors, each to hold office until the 2005 Annual Meeting and until his successor is elected and qualified;

2.	To consider, approve and ratify an amendment to our Certificate of Incorporation to change our name from Equity Marketing, Inc. to EMAK Worldwide, Inc.;

3.	To consider, approve and ratify an amendment to our Certificate of Incorporation to decrease the authorized shares of common stock from 50,000,000 to 25,000,000;

4.	To consider, approve and ratify the 2004 Non-Employee Director Stock Incentive Plan;

5.	To consider, approve and ratify the 2004 Stock Incentive Plan; and

6.	To consider, approve and ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004;

7.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

          The Board of Directors has fixed March 26, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for ten days prior to the Annual Meeting.

          We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

TERESA L. TORMEY
Executive Vice President, General Counsel
& Secretary

Los Angeles, California
April    , 2004

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

EQUITY MARKETING, INC.
6330 San Vicente Blvd.
Los Angeles, California 90048
(323) 932-4300

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 20, 2004

INTRODUCTION

          This Proxy Statement is furnished to the stockholders by the Board of Directors of Equity Marketing, Inc., a Delaware corporation (the “Company”), for solicitation of proxies for use at the 2004 Annual Meeting of Stockholders to be held at the offices of the Company’s UPSHOT division, located at 303 E. Wacker Drive, Suite 2400, Chicago, Illinois 60601, on Thursday, May 20, 2004, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Annual Meeting”).

          The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, or by appearing at the Annual Meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted “FOR” the election of the nominees for director and “FOR” each other matter set forth herein. If any other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgment of the persons acting under said proxies.

          It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about April     , 2004.

OUTSTANDING SECURITIES AND VOTING RIGHTS

          Only stockholders of record at the close of business on March 26, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At that date there were 5,725,453 outstanding shares of common stock, par value $.001 per share, of the Company (the “Common Stock”), and 25,000 outstanding shares of Series A senior cumulative participating convertible preferred stock, par value $.001 per share, of the Company (the “Series A Stock”), the only outstanding voting securities of the Company. At the Annual Meeting, each share of Common Stock will be entitled to one vote. Each share of Series A Stock will be entitled to 67.7966 votes (which represents the number of shares of Common Stock into which each share of Series A Stock is currently convertible), or approximately 1,694,915 votes in the aggregate. Accordingly, an aggregate of 7,420,368 votes may be cast at the Annual Meeting by holders of Common Stock and Series A Stock.

          The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, holders of Common Stock are entitled to elect seven directors with the seven candidates who receive the highest number of affirmative votes being elected, and the holders of the Series A Stock, voting separately as a class, are entitled to elect three directors, with the candidates receiving the highest number of affirmative votes being elected. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

          As of the Record Date, all of the outstanding shares of Series A Stock are owned by Crown EMAK Partners, LLC, a Delaware limited liability company (“Crown”), representing the power to vote approximately 22.8% of the voting power of the shares of stock entitled to vote at the Annual Meeting on matters other than the election of directors.

          As of the Record Date, Donald A. Kurz and Stephen P. Robeck possessed the power to vote approximately 31.6% of the voting power of the shares of stock entitled to vote at the Annual Meeting. The Company has been advised that Messrs. Kurz and Robeck intend to vote all of the shares beneficially owned by them “FOR” the election of the nominees for director set forth herein and “FOR” each of the other proposal set forth herein.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Donald A. Kurz and Teresa L. Tormey have been designated as proxies for the 2004 Annual Meeting of Stockholders.

2.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2004 Annual Meeting of Stockholders is March 26, 2004. The record date is established by the Board of Directors as required by Delaware law. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

3.	WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

—	If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

—	If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 13 describes brokers’ discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a)	In Writing: All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

(b)	In Person: All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.	HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a)	giving written notice to the Secretary of the Company;

(b)	delivering a later-dated proxy; or

(c)	voting in person at the meeting.

6.	ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

We will hold the votes of each stockholder in confidence from directors, officers and employees except:

(a)	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

(b)	in case of a contested proxy solicitation;

(c)	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

(d)	to allow the independent inspectors of election to certify the results of the vote.

7.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

When voting on the election of director nominees to serve until the 2005 Annual Meeting of Stockholders, stockholders may:

(a)	vote in favor of all nominees;

(b)	vote to withhold votes as to all nominees; or

(c)	withhold votes as to specific nominees.

Directors will be elected by a plurality of the votes cast.

The Board recommends a vote “FOR” all of the nominees.

8.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AND WHAT VOTE IS NEEDED TO RATIFY THEIR SELECTION?

When voting on the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Company, stockholders may:

(a)	vote in favor of the ratification;

(b)	vote against the ratification; or

(c)	abstain from voting on the ratification.

The selection of the independent auditors will be ratified if the votes cast “FOR” exceed the votes cast “AGAINST.”

The Board recommends a vote “FOR” this proposal.

9.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON EACH OF THE OTHER PROPOSALS TO BE PRESENTED AT THE MEETING, AND WHAT VOTE IS NEEDED TO APPROVE EACH OF THE OTHER PROPOSALS?

A separate vote will be held on each of the other proposals described in this proxy statement to be presented at the meeting. When voting on each of the proposals, stockholders may:

(a)	vote in favor of the proposal;

(b)	vote against the proposal; or

(c)	abstain from voting on the proposal.

A proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST.”

The Board recommends a vote “FOR” each of the proposals.

10.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP, and FOR each of the other proposals recommended by the Board of Directors.

11.	WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on March 26, 2004. Each share of common stock is entitled to one vote. As of March 26, 2004, we had 5,725,453 shares of common stock outstanding. In addition, the holders of Series A Stock are entitled to cast 1,694,915 votes.

12.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004 or you can reach Continental at (212) 509-4000.

13.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under certain circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers’ unvoted shares on “routine” matters. Generally, a broker may not vote a customer’s unvoted shares on non-routine matters without instructions from the customer and must instead submit a “broker non-vote.” A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

14.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

15.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of March 26, 2004 must be present at the meeting. On this date, a total of 5,725,453 shares of common stock were outstanding and entitled to vote and the holders of Series A stock were entitled to cast 1,694,915 votes. Thus, an aggregate of 7,420,368 votes may be cast at the meeting. Shares representing a majority, or 3,710,185 votes, must be present. This is called a quorum.

Votes are counted as present at the meeting if the stockholder either:

(a)	Is present and votes in person at the meeting, or

(b)	Has properly submitted a proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as to the shares of Common Stock and Series A Stock owned as of March 26, 2004 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock and Series A Stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table included under “Executive Compensation and Related Matters” (collectively, the “Named Executive Officers”); and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of Common Stock and Series A Stock shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of each person shown is c/o Equity Marketing, Inc., 6330 San Vicente Blvd., Los Angeles, California 90048.

	Common Stock		Series A Stock
	Amount Beneficially	Percent of	Amount Beneficially	Percent of
Name and Address of Beneficial Owner	Owned (1)	Class (1)	Owned (1)	Class (1)
Crown EMAK Partners, LLC (2)	2,611,580	31.5%	25,000	100%
Peter Ackerman (2)	2,611,580	31.5%	25,000	100%
Donald A. Kurz (3)	1,736,200	29.5%
Stephen P. Robeck (3)	861,037	15.0%
Baron Capital Group Inc. (4)	500,000	8.8%
Gruber & McBaine Capital Management LLC (5)	402,943	7.1%
Bruce I. Raben (3)	249,000	4.3%
Gaetano A. Mastropasqua (3)	153,213	2.6%
Sanford R. Climan (3)	117,650	2.0%
Kim H. Thomsen (3)	114,941	2.0%
Alfred E. Osborne (3)	32,500	*
Jonathan D. Kaufelt (3)	32,000	*
Bret R. Hadley (3)	27,000	*
Howard D. Bland (3)	12,000	*
Ian Madeley (3)	8,200	*
Jeffrey S. Deutschman (2)	0	*
Lawrence J. Madden	0	*
Executive Officers and Directors as a Group (14 persons)(6)	3,347,946	50.5%

*	Less than one percent.

(1)	In accordance with Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shares beneficially owned at any date include shares issuable upon the exercise of options, warrants, rights or conversion privileges within sixty days of that date. For the purpose of computing the percentage of outstanding shares beneficially owned by a particular person, any securities not outstanding which are subject to options, warrants, rights or conversion privileges exercisable by that person within sixty days of March 26, 2004 have been deemed to be outstanding, but have not been deemed outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.

(2)	As reported on a Schedule 13D dated April 10, 2000 (as amended April 19, 2002 and April 2, 2004) and filed with the Securities and Exchange Commission (the “Commission”) by Crown, Peter Ackerman, and related parties. Mr. Deutschman is a manager of Crown. The address of Mr. Deutschman and Crown is 660 Madison Avenue, 15th Floor, New York, New York 10021. The address of Peter Ackerman is 700 Eleventh Street N.W., Washington, DC 20001. Peter Ackerman may be deemed to have shared power to vote or direct the vote, and to dispose or direct the disposition of the shares of Series A Stock. On March 29, 2000, Crown paid $11.9 million to the Company in exchange for 11,900 shares of Series A Stock with a conversion price of $14.75 per share. In connection with such purchase, the Company granted to Crown five year warrants (collectively, the “Warrants”) to purchase 5,712 shares of Series B senior cumulative participating convertible preferred stock, par value $.001 per share, of the Company (the “Series B Stock”) at an exercise price of $1,000 per share, and 1,428 shares of Series C senior cumulative participating convertible preferred stock, par value $.001 per share, of the Company (the “Series C Stock”) at an exercise price of $1,000 per share. The Warrants are immediately exercisable. The conversion prices of the Series B Stock and the Series C Stock are $16.00 and $18.00, respectively. On June 20, 2000, Crown paid an additional $13.1 million to the Company in exchange for an additional 13,100 shares of Series A Stock with a conversion price of $14.75 per share. In connection with such purchase, the Company granted to Crown Warrants to purchase an additional 6,288 shares of Series B Stock and an additional 1,572 shares of Series C Stock. On March 19, 2004, Crown exchanged its warrants to purchase Series B Stock and Series C Stock for warrants to purchase Common Stock (the “Common Warrants”). As of the date hereof, each share of Series A Stock is currently convertible into 67.7966 shares of Common Stock, representing 1,694,915 shares of Common Stock in the aggregate. As of the date hereof, the Common Warrants are convertible into 916,666 shares of Common Stock in the aggregate.

(3)	Includes shares of Common Stock which the following officers and directors have the right to acquire by exercise of options within 60 days following March 26, 2004: Kurz, 200,000; Robeck, 50,000; Raben, 170,000; Mastropasqua, 152,205; Climan, 115,000; Thomsen, 113,083; Kaufelt, 30,000; Osborne, 30,000; Hadley, 27,000; Bland, 10,000; and Madeley, 8,200.

(4)	As reported on a Schedule 13G dated February 13, 2004 and filed with the Commission by Baron Capital Group Inc. The address of Baron Capital Group Inc. is 767 Fifth Avenue, New York, NY 10153.

(5)	As reported on a Schedule 13G dated February 11, 2004 and filed with the Commission by Gruber & McBaine Capital Management LLC. The address of Gruber & McBaine Capital Management LLC is 50 Osgood Place, Penthouse, San Francisco, California 94133.

(6)	The amount stated includes an aggregate of 909,738 shares of Common Stock which may be acquired upon the exercise of options or warrants within 60 days following March 26, 2004.

ITEM NO. 1: ELECTION OF DIRECTORS

          Pursuant to the Certificate of Incorporation of the Company and the Certificate of Designation of the Series A Stock, the holders of the Series A Stock, voting as a separate class, shall be entitled to elect two directors of the Company (the “Series A Directors”); provided, however, at any time the Board is increased to include more than eight members, the holders of the Series A Stock shall be entitled to elect one additional director. The holders of the Common Stock, voting separately as a class, shall elect the remaining directors. Accordingly, seven directors are to be elected at the Annual Meeting by the holders of the Common Stock. Proxies for the Series A Directors are not being solicited; the Series A Stock will be voted by written ballot or unanimous written consent at the Annual Meeting. Crown, the holder of the Series A Stock, has advised the Company that Jeffrey S. Deutschman will be nominated for election as a Series A Director for a term commencing on the date of the Annual Meeting and continuing until the next annual meeting of stockholders and until his successor has been duly elected and qualified. Crown retains the right to designate two additional directors. All of the incumbent directors are also nominees for election as directors. All nominees have advised the Company that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by the Board of Directors.

          Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. Under his employment agreement, the Company has agreed to use its best efforts to have Donald A. Kurz elected as a director of the Company. (See “Employment Agreements — Chief Executive Officer” below.)

The Board of Directors Recommends a Vote “FOR” the Election
of the Nominees Listed Below.

          The following table sets forth the names and ages of the nominees of the Board of Directors.

Name	Age	Director Since
Howard D. Bland	60	2003
Sanford R. Climan	48	1998
Jonathan D. Kaufelt	52	2000
Donald A. Kurz	48	1990
Alfred E. Osborne, Jr.	59	2000
Bruce I. Raben	50	1993
Stephen P. Robeck	55	1989

          Howard D. Bland, a retired audit engagement partner of KPMG LLP, has been an Equity Marketing director since April 1, 2003. Mr. Bland’s professional career with KPMG LLP spanned from 1965 to July 2002, and included service as the Managing Partner of both the Ontario, California and Orange County, California offices of KPMG LLP. From 1976 to July 2002, he served as an audit engagement partner for both public and private clients involved in international trade, restaurants, high technology, manufacturing, distribution and finance. Mr. Bland has served as Vice President, Treasurer and Member of the Board of Directors and Executive Committee of the California Society of Certified Public Accountants. Mr. Bland holds a bachelor’s degree from Mississippi State University and is a Certified Public Accountant.

          Sanford R. Climan is President of Entertainment Media Ventures, Inc., a Los Angeles-based firm focused on investment in entertainment and media, talent representation, corporate advisory services, and motion picture and television production. He has been an Equity Marketing director since May 1998. From June 1997 through February 1999, he was a senior executive with Creative Artists Agency (“CAA”). From October 1995 through May 1998, he was an Executive Vice President for Universal Studios and, from June 1986 through September 1995, he was a senior executive with CAA. Mr. Climan holds a bachelor’s degree from Harvard College, a master’s of science in health policy and management from Harvard School of Public Health and a master’s in business administration from Harvard Business School.

          Jonathan D. Kaufelt, a tax and business attorney, has been an Equity Marketing director since November 2000. Mr. Kaufelt most recently led the business and tax department at Armstrong, Hirsch, Jackoway, Tyerman & Wertheimer, P.C., a leading entertainment law firm in Los Angeles. He joined the firm in 1986, after nine years at two New York law firms — Kay, Collyer & Boose from 1982 to 1986 and Simpson, Thacher & Bartlett from 1977 to 1982. Mr. Kaufelt earned a juris doctor from Georgetown University, a master of laws in taxation from New York University and a bachelor’s degree from the University of Pennsylvania. He serves on the board of Planned Parenthood of Los Angeles and as a trustee of Rutgers Preparatory School in Somerset, New Jersey.

          Donald A. Kurz became Chairman and Chief Executive Officer of Equity Marketing in January 1999, after serving as President and Co-CEO from 1991 through 1998. He has also served as a director since 1990, when he joined Equity Marketing as Executive Vice President. Mr. Kurz was previously a management consultant with the general management consulting division of Towers Perrin, where he was a vice president and senior partner and eventually headed the firm’s New York office. Mr. Kurz earned a bachelor’s degree from Johns Hopkins University and a master’s in business administration from Columbia University Graduate School of Business.

          Alfred E. Osborne, Jr. is the Senior Associate Dean of the UCLA Anderson School of Management (the “Anderson School”) and the founder and director of the Harold Price Center for Entrepreneurial Studies at the Anderson School. He has been an Equity Marketing director since December 2000. Dr. Osborne joined UCLA in 1972, serves as a management professor and has served as an Associate Dean and the Director of the MBA program at the Anderson School. During that time, he was also the Brookings Institution Economic Policy Fellow at the Securities and Exchange Commission. He is currently on the boards of Nordstrom, Inc. and K2, Inc., and is a director of First Pacific Advisors’ New Income, Capital and Crescent Funds and a trustee of the WM Group of Funds. Dr. Osborne holds a doctorate in business-economics, a master’s in business administration, a master’s in economics and a bachelor’s degree all from Stanford University.

          Bruce I. Raben is a Partner of Hudson Capital Advisors, LLC, an investment and merchant banking firm established in 2004. Prior thereto, Mr. Raben served as a consultant to CIBC World Markets, an investment banking firm, where he served as a managing director from 1995 to November 2002. He has been an Equity Marketing director since 1993. From 1990 through 1995, he was an Executive Vice President with Jeffries & Company, an investment-banking firm. He is currently on the Board of Directors of Whitewing Environmental Corp. and Fresh Direct Holdings (a privately held entity affiliated with Crown for which Mr. Deutschman also serves as a director). Mr. Raben received a bachelor’s degree from Vassar College and a master’s in business administration from Columbia University Graduate School of Business.

          Stephen P. Robeck has been an Equity Marketing director since 1989. From January 1999 through December 2001, Mr. Robeck served as a consultant to the Company. He was elected Chairman and Co-CEO in September 1991 and served in that role through December 1998. Between 1987 and September 1991, he served as Chief Operating Officer. Mr. Robeck received his bachelor’s degree from Lake Forest College.

Series A Director

          Jeffrey S. Deutschman has been a Managing Director of Crown Capital Group since 1997. He has been an Equity Marketing director since March 2000. Prior to joining Crown, he was a Partner at Aurora Capital Partners, a leveraged buyout fund, from 1992 through 1995, a Partner at Deutschman, Clayton & Company, an investment firm engaged in management buyout transactions, from 1987 through 1991, and a Principal at Spectrum Group, Inc., which specialized in leveraged acquisitions, from 1981 through 1986. He is currently on the Board of Directors of Fresh Direct Holdings, a privately held entity affiliated with Crown, for which Mr. Raben also serves as a director. In January 2002, Mr. Deutschman was appointed Interim President of Davidson Cotton Holdings and its subsidiary Davidson Cotton Company, which made an assignment for the benefit of creditors on December 31, 2002. Mr. Deutschman received a master’s in business administration from the UCLA Anderson School of Management and his bachelor’s degree from Columbia University.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

          The Company’s Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

          Over the past 18 months, the Board conducted a comprehensive review of the Company’s corporate governance structure, established a Corporate Governance/Nominating Committee and adopted or revised Charters for each of the Board’s three committees. Copies of the Charters can be found on the Corporate Governance page on the Company’s website at www.equity-marketing.com (information on our website does not constitute part of this proxy statement).

          The Board, its committees and the Company’s management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Board and the Audit, Compensation and Corporate Governance/Nominating Committees each perform annual self evaluations. The Company has adopted a comprehensive Policy on Business Conduct for all directors, officers and employees. The Policy on Business Conduct can be found on the Company’s website.

          There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee. During 2003, the Board of Directors met nine times. Each nominee for director attended more than 75% of the Board of Directors meetings and the meetings of Board committees on which he served. While the Company does not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, the Company strongly encourages all directors to attend. All of the members of the Board of Directors standing for election were present at the 2003 Annual Meeting.

Committees of the Board

          Audit Committee. The Board has an Audit Committee comprised of three non-employee directors, Messrs. Bland (Chair), Kaufelt and Osborne. Each member of the Audit Committee is independent under applicable Nasdaq rules. The Board of Directors has determined that Mr. Bland qualifies as an “audit committee financial expert.” The Audit Committee functions pursuant to a written Charter which was originally adopted by the Board in 2000, and which was amended in 2001 and in 2004. The Audit Committee has such powers as may be assigned to it by the Board from time to time. The Audit Committee conducted four formal meetings in 2003. The Audit Committee is currently charged with, among other things:

•	recommending to the Board of Directors the engagement or discharge of our independent public accountants, including pre-approving all audit and non-audit related services;

•	the appointment, compensation, retention and oversight of the work of the independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company;

•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	approving the scope of the financial audit;

•	requiring the rotation of the lead audit partner;

•	consulting regarding the completeness of our financial statements;

•	reviewing changes in accounting principles;

•	reviewing the audit plan and results of the auditing engagement with our independent auditors and with the officers of the Company;

•	reviewing with the officers of the Company, the scope and nature and adequacy of EMAK’s internal accounting and other internal controls and procedures;

•	reviewing the adequacy of the Audit Committee Charter at least annually;

•	meeting with our Internal Auditor on a regular basis;

•	performing an internal evaluation of the Audit Committee on an annual basis; and

•	reporting to the Board of Directors on the Audit Committee’s activities, conclusions and recommendations.

          Compensation Committee. The Board has a Compensation Committee comprised of three non-employee directors, Messrs. Raben (Chair), Climan and Kaufelt. Each member of the Compensation Committee is independent under applicable Nasdaq rules. The Compensation Committee functions pursuant to a written Charter which was adopted by the Board in February 2004. The Compensation Committee has such powers as may be assigned to it by the Board from time to time. It is currently charged with, among other things, assisting the Board in:

•	approving and evaluating the compensation of directors and executive officers;

•	establishing strategies and compensation policies and programs for employees of the Company to provide incentives for delivery of value to the Company’s shareholders;

•	establishing policies to hire and retain senior executives, with the objective of aligning the compensation of senior management with the business of the Company and the interests of the Company’s shareholders;

•	together with management, surveying the amount and types of executive compensation paid by comparable companies, and engaging consultants as necessary to assist them;

•	periodically reviewing corporate goals and objectives relevant to executive compensation and making recommendations to the Board for changes;

•	assisting management in evaluating each executive officer’s performance in light of corporate goals and objectives, and recommending to the Board (for approval by the independent directors) the executive officers’ compensation levels based on this evaluation;

•	overseeing the Company’s stock option plan or other stock-based plans with respect to the Company’s executive officers and employee Board members, who are subject to the short-swing profit restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 executives”);

•	reviewing the overall performance of the Company’s employee benefit plans and making recommendations to the Board regarding incentive-compensation plans and equity-based plans;

•	together with the Corporate Governance/Nominating Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;

•	ensuring that the compensation policies of the Company meet or exceed all legal and regulatory requirements and any other requirements imposed on the Company by the Board; and

•	producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

          In general, the Compensation Committee formulates and recommends compensation policies for Board approval, oversees and implements these Board-approved policies, and keeps the Board apprised of its activities on a regular basis. In addition, the Compensation Committee together with the Corporate Governance/Nominating Committee, develops criteria to assist the Board’s assessment of the Chief Executive Officer’s leadership of the Company.

          The Compensation Committee conducted two formal meetings in 2003 and met and conferred on an informal basis on numerous occasions in 2003.

          Corporate Governance/Nominating Committee. The Board has a Corporate Governance/Nominating Committee comprised of three non-employee directors, Messrs. Osborne (Chair), Raben and Robeck. Each member of the Corporate Governance/Nominating Committee is independent under applicable Nasdaq rules, with the exception of Mr. Robeck (who received compensation from the Company in connection with consulting services performed in 2001 and beneficially owns approximately 15% of our outstanding common stock, but who pursuant to Nasdaq rules was authorized by the Board to serve on the Corporate Governance/Nominating Committee given his extensive knowledge of the Company and its history as a former Co-CEO). The Corporate Governance/Nominating Committee functions pursuant to a written Charter which was adopted by the Board in February 2004. The Corporate Governance/Nominating Committee has such powers as may be assigned to it by the Board from time to time. It is currently charged with, among other things, assisting the Board in:

•	identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of the Company’s stockholders;

•	ensuring that the Audit, Compensation and Corporate Governance/ Nominating Committees of the Board shall have the benefit of qualified and experienced “independent” directors;

•	developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company, and reviewing and reassessing the adequacy of such guidelines annually and recommending to the Board any changes deemed appropriate;

•	periodically reviewing the charters of all Board committees and recommending to the committees and Board any changes deemed appropriate;

•	developing policies on the size and composition of the Board;

•	conducting annual evaluations of the performance of the Board, committees of the Board and individual directors;

•	reviewing conflicts of interest and the independence status of directors;

•	together with the Compensation Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;

•	reviewing the structure of senior staffing of the Company and management succession plans with the Chief Executive Officer;

•	together with the Compensation Committee, developing criteria to assist the Board’s assessment of the Chief Executive Officer’s leadership of the Company; and

•	generally advising the Board (as a whole) on corporate governance matters.

          The Corporate Governance/Nominating Committee conducted three formal meetings in 2003 and met and conferred on an informal basis on numerous occasions in 2003. The Chair of the Corporate Governance/ Nominating Committee, Mr. Osborne, serves as the Presiding Independent Director. The independent directors meet in executive session on a regular basis.

Selection of Nominees for the Board of Directors

          The Corporate Governance/Nominating Committee is responsible for evaluating potential candidates to serve on the Company’s Board of Directors, and for selecting nominees to be presented for election to the Board at the Company’s Annual Meeting of Stockholders. In evaluating potential director candidates, the Corporate Governance/Nominating Committee considers the skills and characteristics possessed by each candidate in the context of the perceived needs of the Board at that point in time. Among the factors considered by the Corporate Governance Committee in considering a potential nominee are the following:

•	the nominee’s independence;

•	the nominee’s relevant profession skills and depth of business experience;

•	the nominee’s character, judgment, and personal and professional integrity;

•	the nominee’s ability to read and understand corporate financial statements;

•	the nominee’s willingness to commit sufficient time to attend to his or her duties and responsibilities as a member of the Board;

•	the nominee’s qualifications for membership on certain committees of the Board;

•	any potential conflicts of interest involving the nominee; and

•	the make up and diversity of the Company’s existing Board.

          In identifying potential candidates for the Board, the Committee relies on recommendations from a number of possible sources, including current directors and officers. The Corporate Governance/Nominating Committee may also retain outside consultants or search firms to help in identifying potential candidates for membership on the Board.

          The Corporate Governance/Nominating Committee will consider any written suggestions of stockholders for director nominations. The recommendation must include the name and address of the candidate, a brief biographical description and a description of the person’s qualifications. Recommendations should be mailed to Equity Marketing, Inc., 6330 San Vicente Blvd., Los Angeles, CA 90048, Attn: Teresa L. Tormey, Secretary. The Corporate Governance/Nominating Committee will evaluate in the same manner candidates suggested in accordance with this policy and those recommended by other sources. The Committee has full discretion in considering all nominations to the Board of Directors. Stockholders who would like to nominate a candidate for director must comply with the requirements described in the Company’s Proxy Statement and Bylaws. See “Deadline for Future Proposals of Stockholders” below.

Director Compensation

          Cash Compensation. Directors who are not employees of the Company or its subsidiaries (“non-employee directors”) currently receive (i) base director compensation of $22,000 per annum, payable quarterly; (ii) Board meeting fees of $1,250 per regular meeting attended in person (up to four per annum) and $600 per meeting attended by telephone (up to four per annum); (iii) Committee chair fees of $5,000 per annum, payable quarterly; and (iv) Committee meeting fees of $500 per regular meeting attended in person or by telephone. Directors who are employees of the Company or its subsidiaries serve as directors without compensation. The Series A Directors also serve without compensation; provided, however, that they are eligible for equity compensation on the same terms and conditions as the Company’s other non-employee directors.

          Equity Compensation. Non-employee directors receive additional compensation in the form of equity based grants. Under the Company’s former Non-Employee Director Stock Option Plan, which expired in August 2003, each non-employee director automatically received options to purchase 30,000 shares of Common Stock upon joining the Board of Directors and options to purchase 30,000 shares of Common Stock each third or fourth time thereafter such non-employee director was elected to the Board of Directors by the stockholders. These options vested in three equal installments on each of the first, second and third anniversary of the date of grant. The Board has approved, and presents for stockholder approval under Item 4 below, the 2004 Non-Employee Director Stock Incentive Plan. This Plan will provide for the annual grant of equity-based incentive awards. Awards may consist of stock options, restricted stock grants or restricted stock units. The annual awards will be established by the Board of Directors (or by a committee thereof) at its first meeting following the annual meeting of stockholders each year.

Compensation Committee Interlocks and Insider Participation

          The members of the Compensation Committee of the Board of Directors are Messrs. Raben, Climan and Kaufelt. No member of the Board of Directors or the Compensation Committee has any interlocking relationship with any other corporation that requires disclosure under this heading.

EXECUTIVE COMPENSATION AND RELATED MATTERS

          The following table sets forth the cash compensation (including cash bonuses) paid or accrued by the Company for its fiscal years ended December 31, 2003, 2002 and 2001 to its Chief Executive Officer and its four most highly compensated officers other than the Chief Executive Officer at December 31, 2003.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
				Other Annual	Restricted	Securities
				Compensation	Stock Awards	Underlying	All Other
	Year	Salary($)	Bonus ($)(1)	($)(2)	($)(3)	Options (#)	Compensation ($)(4)
Donald A. Kurz	2003	500,000	100,000	24,600	—	50,000	356,074
Chairman & Chief Executive	2002	474,435	50,000	24,600	—	—	9,501
Officer	2001	413,100	—	26,650	—	50,000	65,014

Kim H. Thomsen	2003	335,000	—	13,800	52,040	—	6,000
President & Chief Creative	2002	324,703	25,000	13,800	—	—	5,500
Officer	2001	306,000	—	14,950	—	15,000	72,790

Gaetano A. Mastropasqua	2003	312,000	—	13,800	52,040	—	6,000
President — Client Services	2002	298,492	25,000	13,800	—	—	5,500
	2001	268,850	—	14,950	—	15,000	30,150

Bret R. Hadley	2003	290,000	—	13,800	52,040	—	5,824
President — Client &	2002	272,917	25,000	13,800	—	40,000	5,472
Operations Services (5)	2001	110,897	50,000	6,900	—	40,000	—

Lawrence J. Madden	2003	275,176	25,000	10,350	52,040	—	4,004
Executive Vice President and	2002	257,542	25,000	13,800	—	40,000	5,500
Chief Financial Officer (6)	2001	230,000	—	14,950	—	10,000	10,300

Ian P. Madeley	2003	249,885	—	7,221	52,040	—	35,092
President — International (7)	2002	210,215	—	25,800	—	—	32,265
	2001	78,071	—	18,942	—	18,000	12,885

(1)	Amounts were earned in the years indicated. Annual bonuses are generally paid in the first quarter of the next year. Mr. Kurz’s 2003 bonus was a contractual formulaic bonus paid pursuant to the terms of his employment agreement. See “Employment Agreements — Chief Executive Officer” below.

(2)	Consists of an automobile and cellular phone allowances unless otherwise indicated.

(3)	Represents the dollar value of restricted stock unit awards made in 2003. The dollar value is calculated by multiplying the closing market price of the common stock on the date of grant by the number of shares subject to the restricted stock units awarded. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the common stock subject to the restricted stock units. Subject to the executive’s continued employment by the Company, the restricted stock unit awards vest with respect to one fourth of the shares subject to such awards on each of the first, second, third and fourth anniversaries of the date of grant.

(4)	The 2003 amounts consist of: (i) matching payments under the 401(k) Plan as follows: Mr. Kurz — $6,000; Ms. Thomsen — $6,000; Mr. Mastropasqua — $6,000; Mr. Hadley—$5,824; and Mr. Madden — $4,004; (ii) premiums on term life insurance as follows: Mr. Kurz — $3,240; (iii) the partial buy-down of Mr. Kurz’ consulting agreement in the amount of $337,500 (see “Employment Agreements” below); (iv) payment of legal fees on behalf of Mr. Kurz in connection with negotiation of his employment agreement of $9,334; and (iii) pension plan contributions as follows: Mr. Madeley — $35,092. The 2002 amounts consist of: (i) matching payments under the 401(k) Plan as follows: Mr. Kurz — $5,500; Ms. Thomsen — $5,500; Mr. Mastropasqua — $5,500; Mr. Hadley—$5,472; and Mr. Madden — $5,500; (ii) premiums on term life insurance as follows: Mr. Kurz — $4,001; and (iii) pension plan contributions as follows: Mr. Madeley — $32,265. The 2001 amounts consist of: (i) payments of accrued vacation as follows: Mr. Kurz — $42,840; Ms. Thomsen — $67,540; Mr. Mastropasqua — $24,900; and Mr. Madden — $5,050; (ii) matching payments under the 401(k) Plan as follows: Mr. Kurz — $5,250; Ms. Thomsen — $5,250; Mr. Mastropasqua — $5,250; and Mr. Madden — $5,250; (iii) premiums on term life insurance as follows: Mr. Kurz — $6,257; (iv) loan forgiveness as follows: Mr. Kurz — $10,667; and (v) and pension plan contributions as follows: Mr. Madeley — $12,885.

(5)	Mr. Hadley commenced employment in July 2001. Mr. Hadley received a guaranteed bonus of $50,000 in 2001.

(6)	Mr. Madden resigned as an executive officer effective October 7, 2003. 2003 salary information includes consulting fees paid to Mr. Madden from October 8, 2003 to December 31, 2003 in the amount of $63,638.

(7)	Mr. Madeley commenced employment in August 2001 upon the Company’s acquisition of Logistix, Limited. 2001 compensation information is for the period August through December 2001. The dollar amounts indicated for Mr. Madeley’s compensation reflect the average exchange rate with GBP for each of the years indicated.

  Options Grants in Last Fiscal Year

     The following table sets forth information with respect to grants of options to purchase Common Stock under the Option Plan to the Named Executive Officers during the fiscal year ended December 31, 2003.

					Potential Realizable Value at
	Number of	% of Total			Assumed Annual Rate of Stock
	Securities	Options			Appreciation For Option
	Underlying	Granted to	Exercise		Terms($)(2)
	Options	Employees in	Price	Expiration
Name	Granted(#)	Fiscal Year	($/SH)(1)	Date	5%	10%
Donald A. Kurz	50,000 (3)	83%	13.01	4/01/13	409,095	1,036,729

(1)	Unless otherwise indicated, the exercise price was market value of the Common Stock on the date of grant.

(2)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on option exercises are dependent upon other factors, including the future performance of the Common Stock and overall stock market conditions.

(3)	Options vest in four equal annual installments commencing on the first anniversary of the date of grant.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year End Option Values

     The following table sets forth with respect to the Named Executive Officers information with respect to options exercised, unexercised options and year-end option values in each case with respect to options to purchase shares of Common Stock.

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options at		In The Money Options
	Shares		December 31, 2003(1)		At December 31, 2003(2)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
Donald A. Kurz	—	—	162,500	87,500	322,000	186,500
Kim H. Thomsen	—	—	58,333	207,500	271,998	856,000
Gaetano A. Mastropasqua	10,000	66,585	97,500	107,500	392,600	440,000
Bret R. Hadley	—	—	26,000	54,000	58,000	126,000
Lawrence J. Madden	—	—	39,000	51,000	72,960	114,640
Ian P. Madeley	—	—	7,200	10,800	20,088	30,132

(1)	Excludes restricted stock units outstanding as of December 31, 2003.

(2)	Represents the difference between the last reported sale price of the Common Stock on December 31, 2003 and the exercise price of the option multiplied by the applicable number of shares.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2003 regarding shares outstanding and available for issuance under the Company’s existing equity compensation plans.

	Number of		Number of securities
	securities to be	Weighted average	remaining available for
	issued upon exercise	exercise price of	future issuance under
	of outstanding	outstanding	equity compensation plans
	options, warrants	options, warrants	(excluding securities
Plan category	and rights	and rights	reflected in first column)
Equity compensation plans approved by security holders	2,162,528	$12.74	595,465
Equity compensation plans not approved by security holders (1)	—	—	—
Total	2,162,528	$12.74	595,465

(1)	All of the Company’s existing equity compensation plans have been approved by shareholders.

Employment Agreements

     Chief Executive Officer. Donald A. Kurz, the Company’s Chairman & Chief Executive Officer, has an employment agreement with the Company. The term of Mr. Kurz’s employment agreement runs from January 1, 2003 through December 31, 2004, subject to earlier termination upon his death, disability or termination by the Company “For Cause” or “Other Than For Cause” (each as defined in the employment agreement). The employment agreement also terminates upon the first anniversary of a Change of Control (as defined in the agreement). Under the employment agreement, Mr. Kurz is entitled to a base salary of $500,000 per annum, subject to upward annual adjustment at the discretion of the Compensation Committee but in all events in an amount no less than a “Consumer Price Index Adjustment” (as defined in the employment agreement), a car allowance of $1,600 per month and certain medical, disability and life insurance benefits. Pursuant to the employment agreement, Mr. Kurz is entitled to grants of a minimum of 50,000 stock options per annum.

     Mr. Kurz’s employment agreement provides for formulaic bonuses consisting of (i) an annual bonus of 20% of his base salary based upon the Company’s net income exceeding zero dollars (the “Net Income Bonus”), and (ii) an annual bonus of up to 30% of his base salary based on the attainment of certain corporate operating earnings goals. The Net Income Bonus, which was not part of Mr. Kurz’s prior compensation structure, was designed to add an objective performance-based element to Mr. Kurz’s compensation in lieu of additional base salary. His employment agreement also provides for a strategic performance bonus, at the discretion of the Compensation Committee, of up to 50% of his base salary after taking into account the Company’s long-term prospects and position and the accomplishment of strategic goals devised by Mr. Kurz and the Board of Directors. Mr. Kurz received only the net income bonus of $100,000 for 2003.

     Upon termination of Mr. Kurz’s employment, the Company will retain Mr. Kurz’s services as a consultant for a period of two years, subject to certain limitations. As part of the employment agreement, Mr. Kurz agreed to a partial buy-out of the Company’s obligation to Mr. Kurz under an existing post-employment consulting agreement. The partial buy-out reduced the Company’s future consulting fee obligation to Mr. Kurz by $601,000 in exchange for the current payment of $450,000 in four equal installments of $112,500 each.

     If the employment agreement is terminated by reason of death or disability, Mr. Kurz or his estate shall receive his full base salary through the end of the month of his death or disability and a prorated share of any other compensation or benefits required under the employment agreement. If the employment agreement is terminated by the Company For Cause, Mr. Kurz’s compensation and benefits shall cease as of the date of termination. If the employment agreement is terminated by the Company Other Than For Cause, Mr. Kurz shall receive his full base salary and any other compensation or benefits required under the employment agreement through the end of the term of the employment agreement and double the annual corporate earnings goals bonus he would have been entitled to if he was not terminated. Under the employment agreement, the Company has agreed to use its best efforts to have Mr. Kurz elected as a director of the Company.

     President & Chief Creative Officer. Kim H. Thomsen, the Company’s President & Chief Creative Officer, has an employment agreement with the Company. The term of Ms. Thomsen’s employment agreement runs from January 1, 2004 through December 31, 2007 (subject to her option to become a part-time consultant during the last two years of the term), subject to earlier termination upon her death, disability or termination by the Company “For Cause” or “Other Than For Cause” (each as defined in the employment agreement). The employment agreement also terminates upon the first anniversary of a Change of Control (as defined in the agreement). Under the employment agreement, Ms. Thomsen is entitled to a base salary of $325,000 per annum, subject to upward annual adjustment at the discretion of the Compensation Committee but in all events in an amount no less than a “Consumer Price Index Adjustment” (as defined in the employment agreement), a car allowance of $1,200 per month and certain medical, disability and life insurance benefits.

     The agreement includes a long-term deferred compensation arrangement in the form of a pension annuity which vests over four years and provides for annual payments of $200,000 to Ms. Thomsen commencing in 2008 and ending in 2017. In connection with the grant of the pension annuity, Ms. Thomsen surrendered 200,000 options exercisable at $9.94 per share in exchange for 100,000 options exercisable at $19.94 per share.

     If the employment agreement is terminated by reason of death or disability, Ms. Thomsen or her estate shall receive her full base salary through the end of the month of her death or disability and a prorated share of any other compensation or benefits required under the employment agreement. If the employment agreement is terminated by the Company For Cause, Ms. Thomsen’s compensation and benefits shall cease as of the date of termination. If the employment agreement is terminated by the Company Other Than For Cause, Ms. Thomsen shall receive her full base salary and any other compensation or benefits required under the employment agreement through the end of the term of the employment agreement.

Certain Relationships and Related Transactions

     In connection with the purchase of preferred stock, the Company agreed to pay Crown a commitment fee in the aggregate amount of $1.25 million, paid in equal quarterly installments of $62,500 commencing on June 30, 2000 and ending on March 31, 2005. In 2003, commitment fee payments by the Company to Crown totaled $250,000.

     On July 15, 2003, we entered into an agreement with U.S. Capital Investors, Inc. (“USCI”), an entity controlled by Jeffrey S. Deutschman, pursuant to which USCI served as an advisor to the Company with respect to potential mergers and acquisitions through December 31, 2003. Mr. Deutschman currently serves on our Board of Directors as the representative of the holder of the Company’s Series A Preferred Stock. The Company’s agreement with USCI provided for the payment of discretionary success fees for completed acquisition transactions in an amount determined by an independent committee of the Board in accordance with certain guidelines and criteria. The guidelines for fees payable upon successful completion of an acquisition transaction are $200,000 for up to $10 million of consideration, 1.5% of consideration from $10 million to $25 million and 1% of consideration over $25 million; provided, however, that the success fee for the first transaction under the agreement has an initial fee guideline of $275,000 for up to $10 million of consideration. Notwithstanding the guidelines, the independent committee had absolute discretion in determining the amount, if any, of the success fee for any transaction. The USCI agreement also provided for the payment of a refundable advance against success fees in the aggregate amount of $275,000, which was fully earned. The USCI agreement was approved by the Board and acknowledged by the holder of the Series A Preferred Stock. We believe that this agreement enhanced our ability to analyze and close merger and acquisition transactions in a manner that was more cost effective than traditional outside advisory firms. In connection with the September 2003 acquisition of SCI Promotion Group, USCI earned a success fee of $275,000. This success fee was recorded as a transaction cost of the SCI Promotion Group acquisition. In connection with the February 2004 acquisition of Johnson Grossfield, USCI earned a success fee of $125,000. This success fee will be recorded as a transaction cost of the Johnson Grossfield acquisition. We are currently in discussions with USCI for an agreement to continue the advisory related services through 2004, which may or may not be on the same terms.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Exchange Act, the Company’s directors, its executive officers, and any persons holding more than 10% of the Company’s Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and the Company is required to report herein any failure to file by these dates during the fiscal year ended December 31, 2003. All of these filing requirements were satisfied by its directors, officers and 10% holders. In making these statements, the Company has relied on the written representations of its directors, officers and its 10% holders and copies of the reports that they have filed with the Commission.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulations 14A or 14C of the Commission or the liabilities of Section 18 of the Exchange Act. Such Report and Performance Graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     General. The Compensation Committee has the responsibility to determine and administer the Company’s executive compensation programs and make appropriate recommendations concerning matters of executive compensation. In evaluating the performance of members of management, the Compensation Committee consults with the chief executive officer except when reviewing the chief executive officer’s performance, in which case it meets independently. The Committee reviews with the Board all aspects of compensation for the senior executives, including the Named Executive Officers. The Committee conducted two formal meetings in 2003 and conferred on an informal basis on several occasions. Set forth below are the principal factors underlying the Committee’s philosophy used in overseeing compensation for fiscal 2003.

     Compensation Philosophy. At the direction of the Board of Directors, the Compensation Committee endeavors to ensure that the compensation programs for executive officers of the Company are competitive and consistent in order to attract and retain key executives critical to the Company’s long-term success. The Compensation Committee believes that the Company’s overall financial performance should be an important factor in the total compensation of executive officers. At the executive officer level, the Compensation Committee has a policy that a significant proportion of potential total compensation should consist of variable, performance-based components, such as stock based compensation and bonuses, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management’s commitment to the enhancement of profitability and stockholder value.

     The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Company’s chief executive officer and other executive officers. In implementing the Company’s executive compensation objectives, the Compensation Committee has designed an executive compensation program consisting of base salary, annual incentive compensation, equity based compensation (which may include stock options, restricted stock and restricted stock unit awards) and other employment benefits.

     The Compensation Committee seeks to maintain levels of compensation that are competitive with similar companies in the Company’s industry. To that end, the Compensation Committee reviews proxy data and other compensation data relating to companies within the Company’s industry. In addition, from time to time, the Compensation Committee also receives assessments and advice regarding the Company’s compensation practices from independent compensation consultants. In November 2002, the Company engaged BDO Seidman, LLP to conduct a compensation study. The Compensation Committee evaluated the study as part of its ongoing review of the Company’s executive compensation programs.

     Base Salary. Base salary represents the fixed component of the executive compensation program. The Company’s philosophy regarding base salaries is to maintain salaries for the aggregate group of executive officers at approximately the competitive industry average. Periodic increases in base salary relate to individual contributions evaluated against established objectives and the industry’s annual competitive pay practices.

     Annual Incentive Compensation. The Company’s executive officers are eligible for annual incentive compensation consisting primarily of cash bonuses based on the attainment of corporate earnings goals, as well as divisional and individual performance objectives. While performance against financial objectives is the primary measurement for executive officers’ annual incentive compensation, non-financial performance also affects bonus pay. The Compensation Committee considers such corporate performance measures as net income, earnings per common and common equivalent share, gross margin, sales growth and expense and asset management in making bonus decisions. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects, demonstrated leadership ability and contributions to industry and community development. The amount of each annual incentive award is recommended for approval by management and approved by the

Compensation Committee and the Board. Because threshold corporate earnings goals were not met in 2003, no cash bonuses were paid to the Named Executive Officers other than to the Chief Executive Officer pursuant to the terms of his employment agreement and to the Chief Financial Officer in connection with the successful closing of the SCI acquisition.

     Stock Based Compensation. The Compensation Committee strongly believes that the compensation program should provide employees with an opportunity to increase their equity ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other key employees are eligible to receive stock based compensation, including options, restricted stock awards and restricted stock units. The Compensation Committee believes that the use of stock based compensation as the basis for long-term incentive compensation meets the Compensation Committee’s compensation strategy and business needs of the Company by achieving increased value for stockholders and retaining key employees. In 2003, the Company adopted a policy of using restricted stock units, which are expensed on the Company’s statement of operations, as its primary method of stock based compensation.

     Other Employment Benefits. The Company provides health and welfare benefits to executives and employees similar to those provided by other companies in the Company’s industry. The Company also provides a 401(k) plan for all employees, which includes Company matching payments of up to 4% of base salary. Certain executives are also eligible for a monthly car and cellular phone allowance.

     Internal Revenue Code Section 162(m). To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Chief Executive Officer Compensation. The Compensation Committee is responsible for evaluating and establishing the compensation paid to Donald A. Kurz, the Company’s Chief Executive Officer. The 2003 base salary for Mr. Kurz was based upon the employment agreement between Mr. Kurz and the Company dated as of January 1, 2003. Mr. Kurz received a bonus in the amount of $100,000 for the year ended December 31, 2003 based upon achievement of certain baseline financial objectives provided in his employment agreement. Mr. Kurz’ employment agreement runs through December 31, 2004.

Compensation Committee
Bruce I. Raben, Chair
Sanford R. Climan
Jonathan D. Kaufelt

ITEM 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME

          The Company seeks stockholder approval to amend its certificate of incorporation to change its name from Equity Marketing, Inc. to EMAK Worldwide, Inc. The primary reasons for the proposed name change are to better clarify the identity of the Company and to reflect the fact that the Company has evolved into a substantially larger, more diverse enterprise than it was originally.

          Equity Marketing, Inc. today is a diversified company that owns, directly and indirectly, a global family of diverse marketing services and consumer products businesses. The principal marketing services businesses owned by the Company are Equity Marketing, Logistix Kids, Upshot, SCI Promotion and Johnson Grossfield. UPSHOT and SCI Promotion operate as divisions of the Company. Logistix Kids is the brand name of our wholly-owned subsidiary, Logistix Limited. Our newest subsidiary, Johnson Grossfield, Inc., was formed in connection with our acquisition of the business and assets of the former Johnson Grossfield, Inc. Our principal consumer products business, which currently operates as a division of the Company under the Equity Marketing name, will be operated under the brand identity “Pop Rocket” following our corporate name change.

          The Company’s holdings have changed considerably since it was established more than 20 years ago. The acquisitions of Logistix Kids, Upshot, SCI Promotion and Johnson Grossfield provide recent examples of this growth and evolution. The Company believes that the name “EMAK Worldwide” will better reflect the broad diversity of businesses that make up the family of companies. The name “Equity Marketing” will continue to be the name of the Company’s legacy promotional and entertainment marketing services business, providing the Company with the continued benefit of the brand equity that has been built over the years. The Company will retain the trading symbol “EMAK” for its Nasdaq Stock Market listing.

          A copy of the proposed amendment to the certificate of incorporation is attached as Addendum I to this proxy statement. Subject to stockholder approval of this proposal, the Company intends to effect the name change on or about June 1, 2004.

          The Board recommends a vote FOR this proposal.

ITEM 3: AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED CAPITAL

          Our Board has proposed amending our certificate of incorporation to effect a reduction in the number of authorized shares of the Company’s Common Stock, whereby the Company would reduce the number of authorized shares from 50,000,000 to 25,000,000. A copy of the proposed amendment to the certificate of incorporation is attached as Addendum II to this proxy statement.

          The number of existing authorized shares is far greater than the Company expects to require. In addition, under Delaware law, the Company is required to pay an annual franchise tax to the state of Delaware based upon our authorized shares. The principal purpose of the proposed amendment is to reduce our authorized shares and thereby reduce our tax liability with respect to Delaware’s annual franchise tax.

          Subject to stockholder approval of this proposal, the Company intends to effect the change in authorized capital on or about June 1, 2004.

          The Board recommends a vote FOR this proposal.

ITEM 4: THE APPROVAL OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

          On April 12, 2004, the Company’s Board of Directors adopted the 2004 Non-Employee Director Stock Incentive Plan (the “Non-Employee Director Plan”). Approval of the Non-Employee Director Plan, a copy of which is annexed to this Proxy Statement as Addendum III, by the holders of a majority of the Common Stock present or represented at the Annual Meeting of Stockholders is required. The Company previously had a Non-Employee Director Stock Option Plan which expired in August 2003.

          The purpose of the Non-Employee Director Plan is to attract and retain the services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock.

          Each director who is not, and has not been during the immediately preceding 12-month period, an employee of the Company or any subsidiary of the Company, is eligible to participate in the Non-Employee Director Plan, provided that such director is not separately compensated by the Company as a consultant and does not fail to attend (or otherwise participate in) more than two (2) board meetings.

          An aggregate of 150,000 shares of Common Stock have been reserved for issuance under the Non-Employee Director Plan. The Non-Employee Director Plan provides for the annual grant of incentive awards. Awards may consist of stock options, restricted stock grants or restricted stock units. The Non-Employee Director Plan will be administered by the Board of Directors or, if the Board so determines, by a committee of the Board. The annual awards will be established by the Board of Directors (or by a committee thereof) at its first meeting following the annual meeting of stockholders each year.

          Incentive awards may consist of stock options, restricted stock grants, or restricted stock units, Awards will be subject to such restrictions and conditions to the vesting of awards as the Board of Directors (or committee) deems appropriate, including, without limitation, that the non-employee director remain in the continuous service of the Company for a certain period; provided, however, that no award may vest prior to six months from its date of grant other than in connection with a participant’s death or disability.

          The Board recommends a vote FOR this proposal.

ITEM 5: THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

          On April 12, 2004, the Company’s Board of Directors adopted the 2004 Stock Incentive Plan (the “Stock Incentive Plan”). Approval of the Stock Incentive Plan, a copy of which is annexed to this Proxy Statement as Addendum IV, by the holders of a majority of the Common Stock present or represented at the Annual Meeting of Stockholders is required.

          The purpose of the Stock Incentive Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

          All employees of the Company and its subsidiaries, as well as non-employee directors, consultants and independent contractors are eligible to participate in the Stock Incentive Plan. It is anticipated that the Stock Incentive Plan will be used primarily for the grant of incentive awards to officers of the Company and its subsidiaries.

          An aggregate of 400,000 shares of Common Stock have been reserved for issuance under the Stock Incentive Plan. The Stock Incentive Plan provides for the grant of incentive awards which may consist of stock options, restricted stock grants, restricted stock units, stock bonuses, stock appreciation rights or performance units. The Stock Incentive Plan will be administered by the Board of Directors or, if the Board so determines, by a committee of the Board.

          Incentive and non-statutory options to purchase shares Common Stock may be granted under the Stock Incentive Plan, either alone or in addition to other awards and for no consideration or for such consideration as the Board of Directors (or committee) may determine or as may be required by applicable law. The price at which a share may be purchased under an option may not be less than the fair market value of a share on the date the option is granted.

          Restricted stock and restricted stock unit awards will be subject to such restrictions and conditions to the vesting of awards as the Board of Directors (or committee) deems appropriate, including, without limitation, that the participant remain in the continuous employ or service of the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division thereof) satisfy certain performance goals or criteria; provided, however, that no such award may vest prior to six months from its date of grant other than in connection with a participant’s death or disability.

          Stock bonus awards under the Stock Incentive Plan shall consist of a grant of shares of Common Stock, subject to the terms and limitations determined by the Board of Directors (or committee). In no event will a stock bonus be granted in consideration of future services. The participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock bonus upon the participant becoming the holder of record of such shares; provided, however, that the Board of Directors (or committee) may impose such restrictions on the assignment or transfer of shares of Common Stock issued as a stock bonus as it deems appropriate.

          The Board recommends a vote FOR this proposal.

ITEM 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

          The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as independent auditors for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has served as the Company’s independent auditors since 2002, and is considered by Management to be well qualified. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if he desires to do so, and to respond to questions.

          The following table sets forth the aggregate fees billed or to be billed to the Company by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and 2002 (in thousands):

	2003	2002
Audit Fees (1)	$264	$147
Audit Related Fees	0	0
Tax Fees	23	22
All Other Fees (2)	24	394

(1)	Includes the aggregate fees and expenses billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. Also includes $63 for the statutory audit of Logistix, Limited pursuant to the requirements of United Kingdom laws.

(2)	Includes the aggregate fees billed for all services rendered by PricewaterhouseCoopers LLP, other than fees for the services which must be reported under other categories. The 2002 amount primarily relates to the acquisition of Upshot and the 2003 amount primarily relates to the acquisition of SCI as well as services related to Sarbanes-Oxley compliance.

          All services performed by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee in accordance with its pre-approval policy adopted in 2003. The policy describes the audit, audit-related, tax, and other services permitted to be performed by the independent auditors, subject to the Audit Committee’s prior approval of the services and fees. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require separate pre-approval by the committee.

          The Board recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as independent auditors.

REPORT OF THE AUDIT COMMITTEE

          The following Report of the Audit Committee, covering the Company’s fiscal year ended December 31, 2003, shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

          The Audit Committee of the Company’s Board of Directors is comprised of “independent directors” as required by applicable Nasdaq rules. In 2003, the Audit Committee held four regularly scheduled, in person meetings, and four meetings by telephone conference call. The Audit Committee has adopted, and annually reviews, a Charter outlining the practices it follows. In 2004 the Board approved an amended Charter; a copy of the amended Charter is attached as Addendum V to this Proxy Statement. The Charter complies with all current regulatory requirements.

          The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The Company’s independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion on such financial statements and their conformity with generally accepted accounting principles.

          Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

          In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•	Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

•	Based on the auditors’ experience, and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

•	Based on the auditors’ experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

          The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

          The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees), and other regulations. The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of non-audit services provided by them to the Company during 2003 was compatible with the auditors’ independence.

          In performing all of these functions, the Audit Committee acts in an oversight capacity. The Committee reviews the Company’s earnings releases before issuance and quarterly and annual reporting on Form 10-Q and Form 10-K prior to filing with the Securities and Exchange Commission. In its oversight role the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the Company’s financial statements and reports, and of the independent auditors, who, in their report, express an opinion on such financial statements and their conformity generally accepted accounting principles.

          The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.

          Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Commission.

Audit Committee
Howard D. Bland, Chair
Jonathan D. Kaufelt
Alfred E. Osborne, Jr.

PERFORMANCE GRAPH

The following Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulations 14A or 14C of the Commission or the liabilities of Section 18 of the Exchange Act. Such Report and Performance Graph shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

          Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of the Standard & Poors 500 Index (“S&P 500”), and the Russell 2000 Index (“Russell 2000”) for the five fiscal years ended December 31, 2003.

Comparison of cumulative return among the Company, the S&P 500 and the Russell 2000 Index.

	12/98	12/99	12/00	12/01	12/02	12/03
Equity Marketing	$100.00	$156.12	$166.67	$157.70	$162.06	$170.91
S&P500	$100.00	$119.53	$107.41	$93.40	$71.57	$90.46
Russell 2000	$100.00	$119.62	$114.59	$115.77	$90.79	$131.98

FORM 10-K

UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO THE COMPANY, ATTENTION: SECRETARY, EQUITY MARKETING, INC., 6330 SAN VICENTE BLVD., LOS ANGELES, CALIFORNIA 90048, THE COMPANY WILL PROVIDE WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

          Proposals that a stockholder desires to have included in the Company’s proxy materials for the 2005 Annual Meeting of Stockholders of the Company must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by the Secretary of the Company at the Company’s principal office no later than December    , 2004. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. The Company’s Bylaws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of stockholders of the Company. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received by the Secretary not earlier than 150 days prior to such annual meeting, and not later than 120 days prior to such annual meeting or 10 days following the first public announcement of such meeting date. With respect to stockholder proposals, the stockholder’s notice to the Secretary of the Company must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as certain other information set forth in the Company’s Bylaws and/or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder’s notice to the Secretary of the Company must contain certain information set forth in the Company’s Bylaws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in the Company’s proxy materials for the 2005 Annual Meeting of Stockholders of the Company and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to Equity Marketing, Inc., 6330 San Vicente Blvd., Los Angeles, California 90048, Attn: Teresa L. Tormey, Secretary.

OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

          The Company knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

SOLICITATION OF PROXIES

          The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this effort.

BY ORDER OF THE BOARD OF DIRECTORS

TERESA L. TORMEY
Executive Vice President, General Counsel
& Secretary

ADDENDUM I

CERTIFICATE OF AMENDMENT
of
CERTIFICATE OF INCORPORATION
of
EQUITY MARKETING, INC.
Pursuant to Section 242 of the General Corporation Law
of the State of Delaware

          Equity Marketing, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST. At a meeting of the Board of Directors of the Corporation duly called and held on February 24, 2004, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation for approval at its Annual Meeting of Stockholders to be held on May 20, 2004. Such resolutions recommended that Article FIRST of the Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

                    “FIRST: The name of this corporation shall be:

                              EMAK WORLDWIDE, INC.”

          SECOND. At the Annual Meeting of Stockholders of the Corporation duly called and held on May 20, 2004, the affirmative vote of a majority of the votes permitted to be cast by the holders of the outstanding shares of the Corporation’s common stock, par value $.001 per share, and the Corporation’s Series A Senior Cumulative Participating Convertible Preferred Stock, par value $.001 per share, was obtained in favor of such amendment with respect to Article FIRST.

          THIRD. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          In Witness Whereof, Equity Marketing, Inc. has caused this Certificate of Amendment to be signed by Donald A. Kurz, its Chairman of the Board and Chief Executive Officer, this    day of May 2004.

Donald A. Kurz,
Chairman & Chief Executive Officer

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ADDENDUM II

CERTIFICATE OF AMENDMENT
of
CERTIFICATE OF INCORPORATION
of
EQUITY MARKETING, INC.
Pursuant to Section 242 of the General Corporation Law
of the State of Delaware

          Equity Marketing, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST. At a meeting of the Board of Directors of the Corporation duly called and held on February 24, 2004, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation for approval at its Annual Meeting of Stockholders to be held on May 20, 2004. Such resolutions recommended that the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

          “FOURTH: A. Authorized Capital Stock. The total number of shares of all classes of stock which this Corporation shall have authority to issue is twenty-six million (26,000,000) shares, consisting of one million (1,000,000) shares of Preferred Stock, par value $.001 per share (hereinafter, the “Preferred Stock”), and twenty-five million (25,000,000) shares of Common Stock, par value $.001 per share (hereinafter, the “Common Stock”).”

          SECOND. At the Annual Meeting of Stockholders of the Corporation duly called and held on May 20, 2004, the affirmative vote of a majority of the votes permitted to be cast by the holders of the outstanding shares of the Corporation’s common stock, par value $.001 per share, and the Corporation’s Series A Senior Cumulative Participating Convertible Preferred Stock, par value $.001 per share, was obtained in favor of such amendment with respect to Article FOURTH.

          THIRD. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          In Witness Whereof, Equity Marketing, Inc. has caused this Certificate of Amendment to be signed by Donald A. Kurz, its Chairman and Chief Executive Officer, this    day of May 2004.

Donald A. Kurz,
Chairman & Chief Executive Officer

II-1

ADDENDUM III

EQUITY MARKETING, INC.
2001 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

Equity Marketing, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2004 Non-Employee Director Stock Incentive Plan (the “Plan”) as follows:

1.	PURPOSE

The Plan is intended to enhance the Company ability to attract and retain the services of experienced and knowledgeable independent directors to serve the Company for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1. “Affiliate” of, or Person “affiliated” with, a Person means any company or other Person that controls, is controlled by or is under common control with such first Person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2. “Award Agreement” means the stock option agreement, restricted stock agreement, stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets forth the terms and conditions of a Grant.

     2.3. “Board” means the Board of Directors of the Company.

     2.4. “Capitalization Change” means a transaction in which the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares of capital stock, exchange of shares of capital stock, stock dividend or other distribution payable in shares of capital stock, or other increase or decrease in shares of capital stock effectuated without receipt of consideration by the Company, which occurs after the Effective Date.

     2.5. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.6. “Committee” means the Compensation Committee of the Board or other committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, at least two members of the Committee shall qualify in all respects as (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation, (ii) “outside directors” for purposes of Code section 162(m) and (iii) “independent directors” as required by rules, regulations or practices promulgated by The NASDAQ Stock Market, Inc. or any other stock exchange or market on which the Stock is traded (but only to the extent so required), unless in the case of each of clauses (i), (ii) and (iii) the Board determines that satisfaction of such requirements is impracticable, unnecessary or inconsistent with contractual obligations of the Company.

     2.7. “Company” means Equity Marketing, Inc., a Delaware corporation.

     2.8. “Corporate Transaction” means any of the following transactions: (i) the dissolution or liquidation of the Company; (ii) a merger, consolidation or reorganization of the Company in which the Company is not the surviving corporation; (iii) a sale of all or substantially all of the assets of the Company to another Person; or (iv) any other transaction (including a merger or reorganization in which the Company is the surviving corporation) that results in any Person, other than the Existing Stockholders, beneficially owning (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the combined voting power of all classes of voting securities of the Company.

III-1

     2.9. “Director” means a member of the Board.

     2.10 “Director Service Year” means the approximate one-year period between annual meetings of stockholders.

     2.11. “Disability” means permanent and total disability as defined in Code section 22(e)(3).

     2.12. “Effective Date” means April 12, 2004.

     2.13. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.14. “Executive Officer” means “executive officer” of the Company within the meaning of Rule 3b-7 under the Exchange Act, and, solely for purposes of Section 9.8 hereof, to the extent inconsistent with Rule 3b-7 under the Exchange Act, each other individual who may be deemed to be an “executive officer” within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002.

     2.15. “Existing Stockholders” means the Donald A. Kurz, Stephen P. Robeck, Crown EMAK Partners, LLC and their respective Affiliates.

     2.16. “Fair Market Value,” with respect to any Grant Date or other date of determination, means the closing price of a share of Stock reported on the Stock Exchange on such date, or if such date is not a trading date, the most recent trading date immediately preceding such Grant Date or other date of determination on which a closing price was so reported. Notwithstanding the foregoing, in the event that the shares of Stock are listed or admitted to trading on more than one Stock Exchange, Fair Market Value means the closing price of a share of Stock reported on the Stock Exchange that trades the largest volume of shares of Stock on the applicable trading date. If the Stock is not at the time listed or admitted to trading on a Stock Exchange, Fair Market Value means the mean between the lowest reported bid price and highest reported asked price of a share of Stock on the applicable trading date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of the Stock in such market. If the Stock is not listed or admitted to trading on any Stock Exchange or traded in the over-the-counter market, Fair Market Value shall be as determined in good faith by the Board.

     2.17. “Grant” means an award of an Option, Restricted Stock or a Stock Unit under the Plan.

     2.18. “Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant or (ii) such other date as may be specified by the Board or such Committee.

     2.19. “Grantee” means a Person who receives or holds a Grant of an Option, Restricted Stock or a Stock Unit under the Plan.

     2.20. “Immediate Family Members” of a Grantee means the child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Grantee, including adoptive relationships, or any individual sharing the Grantee’s household (other than a tenant or employee).

     2.21. “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.22. “Option Period” means the period during which Options may be exercised as set forth in Section 9 hereof.

     2.23. “Option Price” means the purchase price for each share of Stock subject to an Option.

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     2.24. “Outside Director” means an individual who (i) is elected or appointed as a member of the Board, and (ii) is not, and has not during the immediately preceding 12 month period been, an officer or employee of the Company or any Subsidiary.

     2.25. “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock issuer, trust or unincorporated organization (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

     2.26. “Plan” means this Equity Marketing, Inc. 2004 Non-Employee Director Stock Incentive Plan, as amended from time to time.

     2.27. “Reporting Person” means a Person who is required to file reports under Section 16(a) of the Exchange Act.

     2.28. “Restricted Period” means the period during which Restricted Stock or Stock Units are subject to restrictions or conditions pursuant to Section 11.2 hereof.

     2.29. “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 11 hereof that are subject to restrictions and to a risk of forfeiture.

     2.30. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.31. “Service Provider” means a consultant or adviser to the Company or a Subsidiary, a manager of the properties or affairs of the Company or a Subsidiary, or other similar service provider or Affiliate of the Company or a Subsidiary, and employees of any of the foregoing, as such persons may be designated from time to time by the Board.

     2.32. “Stock” means the common stock, par value $0.001 per share, of the Company.

     2.33. “Stock Exchange” means The NASDAQ Stock Market, Inc. and any established national or regional stock exchange on which the Stock is listed or admitted to trading.

     2.34. “Stock Unit” means a unit awarded to a Grantee pursuant to Section 11 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.35. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code section 424(f).

     2.36. “Successor” means any corporation that is a successor corporation to the Company in a transaction described in Section 14.3 hereof, and any parent or subsidiary corporation thereof.

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

3.	ADMINISTRATION OF THE PLAN

     3.1. Board. The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation, bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation, bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final, binding and conclusive. As permitted by law, the Board

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may delegate its authority under the Plan to a member of the Board or an Executive Officer; provided, however, that, unless otherwise provided by resolution of the Board, only the Board or the Committee may make a Grant to a Reporting Person of the Company and establish the number of shares of Stock that may be subject to Grants with respect to any fiscal period.

     3.2. Committee. The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 hereof and in other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation, bylaws and applicable law. In the event of any such delegation to a Committee, and as the context requires, reference in this Plan to the Board shall be a reference to the Committee. In the event that the Plan, any Grant or any Award Agreement provides for any action to be taken or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it by the Board under the Plan to a member of the Board or an Executive Officer; provided, however, that, unless otherwise provided by the Board, only the Board or the Committee may make a Grant to a Reporting Person of the Company and establish the number of shares of Stock that may be subject to Grants during any fiscal period.

     3.3. Grants. Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the types of Grants to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant, including, without limitation, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof, including any lapse relating to a change in control of the Company) relating to the vesting, exercise, transfer or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options, (v) to prescribe the form of each Award Agreement evidencing a Grant, (vi) to make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or a Subsidiary and (vii) to amend, modify or supplement the terms of any outstanding Grant. Such authority shall specifically include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States of America to recognize differences in local law, tax policy or custom. As a condition to any subsequent Grant, the Board shall have the right, in its sole discretion, to require Grantees to return to the Company any Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the subsequent Grant is made. The Board’s authority pursuant to this Section 3.3 shall include the authority, with the consent of the affected Grantee, to cancel any Option or other Grant and to substitute a new Option or other Grant covering the same or a different number of shares of Stock and with the same or different vesting schedule and other terms. Without limiting the generality of the foregoing, in the case of a substitute Option, the new Option may have the same, a higher or a lower Option Price. The Board’s authority pursuant to this Section 3.3 shall include the authority to implement an exchange of Grants by means of an exchange offer.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of, or in conflict with, any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.

The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including the converting of such credits into deferred Stock equivalents.

     3.4. No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

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4.	STOCK SUBJECT TO PLAN

     4.1 Aggregate Limitation. Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Options or other Grants shall be one hundred fifty thousand (150,000) shares, which may be authorized but unissued shares, treasury shares, or issued and outstanding shares that are purchased in the open market or otherwise. Any shares of Stock granted under the Plan which are forfeited to the Company because of the failure to meet an award contingency or condition shall again be available for issuance pursuant to new awards granted under the Plan. Any shares of Stock covered by an award (or portion of an award) granted under the Plan which is forfeited or canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. If any Option is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an Option or a stock option under any prior plan of the Company as herein described, only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. Shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another Person shall not reduce the maximum number of shares available for issuance under the Plan.

     4.2. Application of Aggregate Limitation. The Board may adopt reasonable counting procedures to ensure appropriate counting, to avoid double counting (as, for example, in the case of tandem or substitute awards) and to make adjustments if the number of shares of Stock actually delivered differs from the number of shares of Stock previously counted in connection with a Grant.

     4.3. Book Entry. Notwithstanding any other provision of the Plan to the contrary, the Company may, in its sole discretion, use the book-entry method of recording Stock ownership in lieu of issuing certificates evidencing Stock ownership for any purpose under the Plan.

5.	EFFECTIVE DATE AND TERM OF THE PLAN

     5.1. Effective Date. The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the holders of a majority of the combined voting power of all classes of capital stock of the Company within one year after the Effective Date. Upon approval of the Plan by the stockholders, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders of the Company fail to approve the Plan within the one-year period set forth in this Section 5.1, any Grants made hereunder shall be null and void and of no effect.

     5.2. Term. The Plan shall terminate ten years after the Effective Date.

6.	PERMISSIBLE GRANTEES

     6.1. Outside Directors. Grants may be made under the Plan to Outside Directors, subject to the following limitations: (i) the establishment of any separately compensated consulting relationship between an Outside Director and the Company will render that individual ineligible for participation in the Plan in any Director Service Year; and (ii) any Outside Director who fails to attend (or otherwise participate in) more than two (2) meetings of the Board or any committee thereof during any Director Service Year shall not be eligible to participate in the Plan for such Director Service Year and shall forfeit all Grants under the Plan in respect of such Director Service Year.

     6.2. Multiple Grants. An eligible Outside Director under Section 6.1 may receive more than one Grant, subject to such restrictions as are provided in the Plan.

7.	AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements issued from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.

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8.	OPTION PRICE

The Option Price of each Option shall be no less than the Fair Market Value of a share of Stock on the Grant Date and stated in the Award Agreement evidencing such Option. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

9.	VESTING, TERM AND EXERCISE OF OPTIONS

     9.1. Vesting and Option Period. Subject to Sections 9.2 and 20 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 9.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

     9.2. Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and thereafter stated in the Award Agreement relating to such Option.

     9.3. Acceleration. Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.

     9.4. Termination of Service as an Outside Director for a Reason Other than Death or Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, upon the termination of a Grantee’s relationship with the Company other than by reason of death or Disability, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 9.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 9.1 hereof but has not been exercised shall terminate at the close of business upon the expiration of three months following the Grantee’s termination of relationship (or, if such day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon such termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final, binding and conclusive. For purposes of the Plan, a termination of service shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider. Whether a termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final, binding and conclusive.

     9.5. Rights in the Event of Death. Unless otherwise provided in the applicable Award Agreement as approved by the Board, if a Grantee dies while employed by or providing services to the Company or a Subsidiary, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of such Grantee’s death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of any Option pursuant to Section 9.2 hereof, to exercise any Option held by such Grantee at the date of such Grantee’s death.

     9.6. Rights in the Event of Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, if a Grantee’s employment or other relationship with the Company or a Subsidiary is terminated by reason of the Disability of such Grantee, such Grantee’s Options that have not previously terminated shall fully vest, and shall be exercisable for a period of one year after such termination of employment or other relationship, subject to earlier termination of such Options as provided in Section 9.2 hereof. Whether a termination of employment or other relationship is considered to be by reason of Disability for purposes of the Plan shall be determined by the Board, whose determination shall be final, binding and conclusive.

     9.7. Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option granted pursuant to the Plan be exercised, in whole or in part, prior to the date on which the Plan is

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approved by the stockholders of the Company as provided in Section 5.1 hereof, or after ten years following the date upon which any Option is granted, or after the occurrence of an event referred to in Section 14 hereof which results in termination of the Option.

     9.8. Method of Exercise. An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the corporate Secretary. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares of Stock available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (a) in cash or in cash equivalents acceptable to the Company; (b) to the extent permitted by law and at the Board’s discretion, through the actual or constructive tender to the Company of shares of Stock, which shares of Stock, if acquired from the Company, shall have been held for at least six months prior to such tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in clauses (a) and (b) above.

Except as otherwise provided in the applicable Award Agreement as approved by the Board, and subject to the limitation provided in the last sentence of this paragraph with regard to the Company’s Executive Officers and Directors, if at the time of exercise the Stock is publicly traded on The NASDAQ Stock Market, Inc., an established securities exchange or any other market, the Grantee may exercise an Option by delivering a written direction to the Company that such Option will be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the option shall be delivered to the Company by a broker upon receipt of stock certificates from the Company) or a “cashless” exercise/loan procedure (pursuant to which the Grantee shall obtain a margin loan from a broker to fund the exercise). Such a procedure shall be effectuated through a licensed broker acceptable to the Company. The certificate or certificates for the shares of Stock for which the Option is exercised shall be delivered to such broker as the agent for the individual exercising such Option and the broker shall deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of such Option, plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of such Option. The Company’s Executive Officers and Directors shall not be permitted to use the “cashless” method of exercise described in this paragraph without the express prior consent of the Board.

Any attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

     9.9. Rights as a Stockholder; Dividend Equivalents. Unless otherwise provided in the applicable Award Agreement as approved by the Board, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 14 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance. However, the Board may, on such conditions as it deems appropriate, provide that a Grantee shall receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Stock subject to the Grant if such shares of Stock had been outstanding. Without limiting the generality of the foregoing, the Board may provide for payment to the Grantee of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Grantee.

     9.10. Delivery of Stock Certificates. After the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to such Option.

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10.	TRANSFERABILITY OF OPTIONS

     10.1. General Rule. Except as provided in Section 10.2 hereof, during the lifetime of a Grantee, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 10.2 hereof, no Option shall be assignable or transferable by the Grantee to whom such Option is granted, other than by will or the laws of descent and distribution.

     10.2. Family Transfers. To the extent permitted by the Board and under such terms and conditions as may be imposed by the Board, a Grantee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) any trust in which Immediate Family Members have more than 50% of the beneficial interest, (iii) any foundation in which Immediate Family Members (or the Grantee) control the management of the assets or (iv) any other entity in which Immediate Family Members (or the Grantee) own more than 50% of the voting interests; provided that (a) there may be no consideration for any such transfer, and (b) subsequent transfers of transferred Options or transfers of an interest in a trust, foundation or other entity to which an Option has been transferred, except those transfers effectuated in accordance with this Section 10.2 or by will or the laws of descent and distribution, are prohibited. Following such transfer, any such Option shall continue to be subject to the same terms and conditions that were applicable to such Option immediately prior to such transfer, provided that, for purposes of this Section 10.2, the term “Grantee” shall be deemed to refer to the transferee of such Option. The events of termination of service referred to in Section 9.4 hereof shall continue to be applicable with respect to the original Grantee, following which events the applicable Option shall be exercisable by the transferee thereof only to the extent and for the periods specified in Section 9.4, 9.5 or 9.6 hereof.

11.	RESTRICTED STOCK

     11.1. Grant of Restricted Stock or Stock Units. The Board shall determine the annual Grants, if any, of Restricted Stock or Stock Units for the succeeding Director Service Year at its first meeting following the Company’s annual meeting of stockholders each year. Outside Directors eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine, shall receive Grants of Restricted Stock or Stock Units under the Plan subject to such annual limit.

     11.2. Restrictions. At the time a Grant of Restricted Stock or Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Stock Units; provided, however, that no Grant may vest prior to six months from its date of grant other than in connection with an Outside Director’s death or Disability. Each Grant of Restricted Stock or Stock Units may be subject to a different Restricted Period. At the time a Grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including, without limitation, that the Outside Director remain in the continuous service of the Company for a certain period. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

     11.3. Restricted Stock Certificates. Promptly after the Grant Date, the Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to such Grantee. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends complying with the applicable securities laws and regulations and making appropriate reference to the restrictions imposed under the Plan and such Award Agreement.

     11.4. Rights of Holders of Restricted Stock. Unless otherwise provided in the applicable Award Agreement as approved by the Board, holders of shares of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions which are applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any

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stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     11.5. Rights of Holders of Stock Units. Unless otherwise provided in the applicable Award Agreement as approved by the Board, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share on the date that such dividend is paid.

     11.6. Termination of Service for a Reason Other than Death or Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, upon the termination of a Grantee’s service as an Outside Director other than by reason of death or Disability, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Grant, including, without limitation, any right to vote such Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of service for purposes of the Plan shall be determined by the Board, whose determination shall be final, binding and conclusive. For purposes of the Plan, a termination of service shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider. Whether a termination of a Grantee’s service with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final, binding and conclusive.

     11.7. Rights in the Event of Death. If a Grantee dies while serving as an Outside Director, all Restricted Stock or Stock Units granted to such Grantee shall fully vest on the date of death unless provided otherwise in the applicable Award Agreement relating to such Restricted Stock or Stock Units as approved by the Board. Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

     11.8. Rights in the Event of Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, if a Grantee’s service as an Outside Director is terminated by reason of the Disability of such Grantee, such Grantee’s then unvested Restricted Stock or Stock Units shall be fully vested.

     11.9. Delivery of Shares and Payment Therefor. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock or Stock Units shall lapse, and, unless otherwise provided in the applicable Award Agreement relating to such Restricted Stock or Stock Units as approved by the Board, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units or (ii) the purchase price, if any, specified in such Award Agreement, a certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

12.	REQUIREMENTS OF LAW

     12.1. General. The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other Person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant on The NASDAQ Stock Market, Inc. or any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other Person exercising a right emanating from such Grant unless such listing, registration, qualification, consent or approval shall have been effectuated or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Without limiting the generality of the foregoing, upon the exercise of any Option or the delivery of any Restricted Stock or shares of Stock underlying Stock Units, unless a

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registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Grantee or any other Person exercising a right emanating from such Grant may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any such determination by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     12.2. Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons of the Company.

13.	AMENDMENT AND TERMINATION OF THE PLAN

     The Board may amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been awarded. Except as permitted under Section 14 hereof, no amendment, suspension or termination of the Plan shall alter or impair any rights or obligations under any Grant previously awarded under the Plan. However, with the consent of the Grantee, the Board may amend any outstanding Award Agreement in a manner not inconsistent with the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when the Board adopts such amendments. Unless otherwise determined by the Board, amendments requiring stockholder approval shall become effective when the Board adopts such amendments.

14.	EFFECT OF CHANGES IN CAPITALIZATION

     14.1. Capitalization Change. Subject to Section 14.2 hereof, if there is a Capitalization Change, (i) a proportionate adjustment shall be made in the number and kind of shares which may be delivered under Section 4 hereof and in the Grant limits under Section 4 hereof and (ii) such adjustment shall be made in the number and kind of and price of shares subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights. Without limiting the generality of the foregoing, the Company shall adjust the number of shares of Stock subject to outstanding Grants and shall use its reasonable efforts otherwise to adjust such outstanding Grants so that the proportionate interest of the holder of such Grants immediately after a Capitalization Change shall be substantially the same as immediately before such Capitalization Change. Any adjustment in outstanding Grants shall not change the aggregate exercise price, if any, payable with respect to shares subject to the unexercised portion of such Grants, but shall include a proportionate adjustment in the exercise price per share of such Grants. In making adjustments under this Section 14.1, the Company shall follow the rules of Code section 424(a) and the regulations under that section (whether or not any Option is an Incentive Stock Option).

     14.2. Reorganizations in Which the Company is the Surviving Corporation not Involving a Change of Ownership. If the Company is the surviving corporation in any reorganization, merger or consolidation that is not a Corporate Transaction, any Option granted under the Plan shall apply to the securities that a holder of the number of shares of Stock subject to such Option would have been entitled to receive immediately following the transaction if the Grantee had exercised such Option in full immediately before the transaction, with an adjustment of the Option Price of such Option so that the aggregate exercise price of such Option shall not change. In making adjustments under this Section 14, the Company shall follow the rules of Code section 424(a) and the regulations under that section (whether or not the Option is an Incentive Stock Option). In the event of a transaction described

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in this Section 14.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

     14.3. Reorganization in Which the Company is not the Surviving Corporation or Involving a Change of Ownership; Sale of Assets or Stock. Upon the occurrence of any Corporate Transaction, the Plan and all outstanding Options shall terminate, unless the Company or its Successor agrees in writing in connection with the Corporate Transaction to continue the Plan and/or to assume the Options or to substitute new Options covering the capital stock of a Successor and to make appropriate equitable adjustments in the number and kind of shares covered by the Options and the exercise prices of the Options, in which event the Plan, Options shall continue on such basis. If the Options and the Plan are terminated under this Section 14: (i) the vesting of all outstanding Options shall be accelerated as if each individual holding an outstanding Option had provided services for an additional twelve (12) months at the time of such termination; and (ii) each individual holding an outstanding Option shall be entitled to exercise such Option, to the extent such Option is vested, for at least 30 days before the Option terminates, except that the Board may impose reasonable limitations on a Grantee’s right to exercise an unvested Option to the extent necessary to avoid the penalty tax that Code section 4999 imposes on excess parachute payments. The Board may provide for additional accelerated vesting in the event of a termination under this Section 14 in an Award Agreement or an applicable employment agreement between the Grantee and the Company or an Affiliate (whether or not such employment agreement is effective before the Effective Date). The Board shall send written notice of a Corporate Transaction that will result in such a termination to all individuals who hold Options not later than the time when the Company mails notice of the proposed transaction to its stockholders. Unvested shares of Restricted Stock and unvested Stock Units shall not become vested or forfeited in the case of a Corporate Transaction unless otherwise provided in the Award Agreement with respect to such shares of Restricted Stock or Stock Units or in an applicable employment agreement between the Grantee and the Company or an Affiliate (whether or not such employment agreement is effective before the Effective Date).

     14.4. Adjustments. The Board shall make the adjustments to the Stock or securities under this Section 14, and the Board’s reasonable determination in that respect shall be final, binding and conclusive. Neither the Company nor any Successor shall be required to issue any fractional shares of Stock or units of other securities, and any fractions resulting from any adjustment shall be eliminated in each case by rounding upward to the nearest whole share or unit (except that such rounding shall be downward in the case of an Incentive Stock Option).

     14.5. No Limitations on Company. The awarding of Grants pursuant to the Plan shall not affect or limit in any way the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of the Company’s capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of the Company’s business or assets, without the consent of any Grantee.

15.	DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the service of the Company or any Affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company, a Subsidiary or a Service Provider either to increase or decrease the compensation or other payments to any Grantee at any time, or to terminate any employment or other relationship between any Grantee and the Company or any Affiliate thereof. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement or employment agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or a Subsidiary. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option or SAR except to the extent such shares of Stock shall have been issued upon the exercise of such Option or SAR.

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16.	NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Stock options otherwise than under the Plan.

17.	WITHHOLDING TAXES

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Stock Units or upon the exercise of an Option or the grant of Unrestricted Stock. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or such Subsidiary, as the case may be, any amount that the Company or such Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or such Subsidiary, which may be withheld by the Company or such Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or such Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or such Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirement.

18.	CAPTIONS

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.	OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

20.	NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form and, the masculine gender shall include the feminine gender, as the context requires.

21.	SEVERABILITY

If any provision of the Plan or any Award Agreement shall be finally determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

22.	GOVERNING LAW

The validity and construction of the Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

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ADDENDUM IV

EQUITY MARKETING, INC.
2004 STOCK INCENTIVE PLAN

Equity Marketing, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2004 Stock Incentive Plan (the “Plan”) as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, stock units, unrestricted stock, stock appreciation rights and cash-based performance awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and all Service Providers (as defined herein) shall in all cases be non-qualified stock options.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1. “Affiliate” of, or Person “affiliated” with, a Person means any company or other Person that controls, is controlled by or is under common control with such first Person within the meaning of Rule 405 of Regulation C under the Securities Act.

          2.2. “Annual Incentive Award” means a Grant made subject to the attainment of performance goals (as described in Section 15 hereof) over a performance period of up to one year (which shall be the Company’s fiscal year, unless otherwise specified by the Committee).

          2.3. “Award Agreement” means the stock option agreement, restricted stock agreement, stock unit agreement, stock appreciation right agreement or other written agreement between the Company and a Grantee that evidences and sets forth the terms and conditions of a Grant.

          2.4. “Board” means the Board of Directors of the Company.

          2.5. “Capitalization Change” means a transaction in which the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares of capital stock, exchange of shares of capital stock, stock dividend or other distribution payable in shares of capital stock, or other increase or decrease in shares of capital stock effectuated without receipt of consideration by the Company, which occurs after the Effective Date.

          2.6. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.7. “Committee” means the Compensation Committee of the Board or other committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, at least two members of the Committee shall qualify in all respects as (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation, (ii) “outside directors” for purposes of Code section 162(m) and (iii) “independent directors” as required by rules, regulations or practices promulgated by The NASDAQ Stock Market, Inc. or any other stock exchange or market on which the Stock is traded (but only to the extent so required), unless in the case of each of clauses (i), (ii) and (iii) the Board determines that satisfaction of such requirements is impracticable, unnecessary or inconsistent with contractual obligations of the Company.

          2.8. “Company” means Equity Marketing, Inc., a Delaware corporation.

          2.9. “Corporate Transaction” means any of the following transactions: (i) the dissolution or liquidation of the Company; (ii) a merger, consolidation or reorganization of the Company in which the Company is not the surviving corporation; (iii) a sale of all or substantially all of the assets of the Company to another Person; or (iv) any other transaction (including a merger or reorganization in which the Company is the surviving corporation) that results in any Person, other than the Existing Stockholders, beneficially owning (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the combined voting power of all classes of voting securities of the Company.

          2.10. “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Code section 162(m)(3).

          2.11. “Director” means a member of the Board.

          2.12. “Disability” means permanent and total disability as defined in Code section 22(e)(3).

          2.13. “Effective Date” means April 12, 2004.

          2.14. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.15. “Executive Officer” means “executive officer” of the Company within the meaning of Rule 3b-7 under the Exchange Act, and, solely for purposes of Section 10.8 hereof, to the extent inconsistent with Rule 3b-7 under the Exchange Act, each other individual who may be deemed to be an “executive officer” within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002.

          2.16. “Existing Stockholders” means the Donald A. Kurz, Stephen P. Robeck, Crown EMAK Partners, LLC and their respective Affiliates.

          2.17. “Fair Market Value,” with respect to any Grant Date or other date of determination, means the closing price of a share of Stock reported on the Stock Exchange on such date, or if such date is not a trading date, the most recent trading date immediately preceding such Grant Date or other date of determination on which a closing price was so reported. Notwithstanding the foregoing, in the event that the shares of Stock are listed or admitted to trading on more than one Stock Exchange, Fair Market Value means the closing price of a share of Stock reported on the Stock Exchange that trades the largest volume of shares of Stock on the applicable trading date. If the Stock is not at the time listed or admitted to trading on a Stock Exchange, Fair Market Value means the mean between the lowest reported bid price and highest reported asked price of a share of Stock on the applicable trading date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of the Stock in such market. If the Stock is not listed or admitted to trading on any Stock Exchange or traded in the over-the-counter market, Fair Market Value shall be as determined in good faith by the Board.

          2.18. “Grant” means an award of an Option, Restricted Stock, a Stock Unit, Unrestricted Stock, a Stock Appreciation Right, a Performance Award or an Annual Incentive Award under the Plan.

          2.19. “Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant or (ii) such other date as may be specified by the Board or such Committee.

          2.20. “Grantee” means a Person who receives or holds a Grant of an Option, Restricted Stock, a Stock Unit, a Stock Appreciation Right, Unrestricted Stock, a Performance Award or an Annual Incentive Award under the Plan.

          2.21. “Immediate Family Members” of a Grantee means the child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Grantee, including adoptive relationships, or any individual sharing the Grantee’s household (other than a tenant or employee).

          2.22. “Incentive Stock Option” means an “incentive stock option” within the meaning of Code section 422.

          2.23. “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.24. “Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.

          2.25. “Option Price” means the purchase price for each share of Stock subject to an Option.

          2.26. “Outside Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

          2.27. “Performance Award” means a Grant made subject to the attainment of performance goals (as described in Section 15 hereof) over a performance period of up to ten (10) years.

          2.28. “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock issuer, trust or unincorporated organization (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

          2.29. “Plan” means this Equity Marketing, Inc. 2004 Stock Incentive Plan, as amended from time to time.

          2.30. “Reporting Person” means a Person who is required to file reports under Section 16(a) of the Exchange Act.

          2.31. “Restricted Period” means the period during which Restricted Stock or Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

          2.32. “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 12 hereof that are subject to restrictions and to a risk of forfeiture.

          2.33. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.34. “Service Provider” means a consultant or adviser to the Company or a Subsidiary, a manager of the properties or affairs of the Company or a Subsidiary, or other similar service provider or Affiliate of the Company or a Subsidiary, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

          2.35. “Stock” means the common stock, par value $0.001 per share, of the Company.

          2.36. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 13 hereof.

          2.37. “Stock Exchange” means The NASDAQ Stock Market, Inc. and any established national or regional stock exchange on which the Stock is listed or admitted to trading.

          2.38. “Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

          2.39. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code section 424(f).

          2.40. “Successor” means any corporation that is a successor corporation to the Company in a transaction described in Section 20.3 hereof, and any parent or subsidiary corporation thereof.

          2.41. “Unrestricted Stock” means an award of Stock granted to a Grantee pursuant to Section 14 hereof.

3. ADMINISTRATION OF THE PLAN

          3.1. Board. The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation, bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation, bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final, binding and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an Executive Officer; provided, however, that, unless otherwise provided by resolution of the Board, only the Board or the Committee may make a Grant to a Reporting Person of the Company and establish the number of shares of Stock that may be subject to Grants with respect to any fiscal period.

          3.2. Committee. The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 hereof and in other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation, bylaws and applicable law. In the event of any such delegation to a Committee, and as the context requires, reference in this Plan to the Board shall be a reference to the Committee. In the event that the Plan, any Grant or any Award Agreement provides for any action to be taken or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it by the Board under the Plan to a member of the Board or an Executive Officer; provided, however, that, unless otherwise provided by the Board, only the Board or the Committee may make a Grant to a Reporting Person of the Company and establish the number of shares of Stock that may be subject to Grants during any fiscal period.

          3.3. Grants. Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the types of Grants to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant, including, without limitation, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof, including any lapse relating to a change in control of the Company) relating to the vesting, exercise, transfer or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options, (v) to prescribe the form of each Award Agreement evidencing a Grant, (vi) to make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or a Subsidiary and (vii) to amend, modify or supplement the terms of any outstanding Grant. Such authority shall specifically include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States of America to recognize differences in local law, tax policy or custom. As a condition to any subsequent Grant, the Board shall have the right, in its sole discretion, to require Grantees to return to the Company any Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the subsequent Grant is made. The Board’s authority pursuant to this Section 3.3 shall include the authority, with the consent of the affected Grantee, to cancel any Option or other Grant and to substitute a new Option or other Grant covering the same or a different number of shares of Stock and with the same or different vesting schedule and other terms. Without limiting the generality of the foregoing, in the case of a substitute Option, the new Option may have the same, a higher or a lower Option

Price. The Board’s authority pursuant to this Section 3.3 shall include the authority to implement an exchange of Grants by means of an exchange offer.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of, or in conflict with, any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.

The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including the converting of such credits into deferred Stock equivalents.

          3.4. No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

          4.1. Aggregate Limitation. Subject to adjustment as provided in Section 20 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Options or other Grants shall be four hundred thousand (400,000) shares, which may be authorized but unissued shares, treasury shares, or issued and outstanding shares that are purchased in the open market or otherwise. Any shares of Stock granted under the Plan which are forfeited to the Company because of the failure to meet an award contingency or condition shall again be available for issuance pursuant to new awards granted under the Plan. Any shares of Stock covered by an award (or portion of an award) granted under the Plan which is forfeited or canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. If any Option is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an Option or a stock option under any prior plan of the Company as herein described, only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. Shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another Person shall not reduce the maximum number of shares available for issuance under the Plan.

          4.2. Application of Aggregate Limitation. The Board may adopt reasonable counting procedures to ensure appropriate counting, to avoid double counting (as, for example, in the case of tandem or substitute awards) and to make adjustments if the number of shares of Stock actually delivered differs from the number of shares of Stock previously counted in connection with a Grant.

          4.3. Book Entry. Notwithstanding any other provision of the Plan to the contrary, the Company may, in its sole discretion, use the book-entry method of recording Stock ownership in lieu of issuing certificates evidencing Stock ownership for any purpose under the Plan.

5. EFFECTIVE DATE AND TERM OF THE PLAN

          5.1. Effective Date. The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the holders of a majority of the combined voting power of all classes of capital stock of the Company within one year after the Effective Date. Upon approval of the Plan by the stockholders, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders of the Company fail to approve the Plan within the one-year period set forth in this Section 5.1, any Grants made hereunder shall be null and void and of no effect.

          5.2. Term. The Plan shall terminate ten years after the Effective Date.

6. PERMISSIBLE GRANTEES

          6.1. Employees and Service Providers. Subject to the provisions of Section 7 hereof, Grants may be made under the Plan to (i) any employee of the Company or a Subsidiary, including any such employee who is an officer or director of the Company, (ii) an Outside Director, (iii) a Service Provider or employee of a Service Provider who provides, or who has provided, services to the Company or any Subsidiary, and (iv) any other individual whose participation in the Plan is determined by the Board to be in the best interests of the Company, as the Board shall determine and designate from time to time.

          6.2. Multiple Grants. An eligible Person may receive more than one Grant, subject to such restrictions as are provided in the Plan.

7.	LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or a Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

8. AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements issued from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed to be non-qualified stock options.

9. OPTION PRICE

The Option Price of each Option shall be no less than the Fair Market Value of a share of Stock on the Grant Date and stated in the Award Agreement evidencing such Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code sections 422(b)(6) and 424(d) (relating to ownership of more than ten percent (10%) of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10. VESTING, TERM AND EXERCISE OF OPTIONS

          10.1. Vesting and Option Period. Subject to Sections 10.2 and 20 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

          10.2. Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and thereafter stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code sections 422(b)(6) and 424(d) (relating to ownership of more than ten percent (10%) of the Company’s outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

          10.3. Acceleration. Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.

          10.4. Termination of Employment or Other Relationship for a Reason Other than Death or Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries other than by reason of death or Disability, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall, subject to Section 17 hereof, terminate at the close of business upon the expiration of three months following the Grantee’s termination of employment or other relationship (or, if such day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon such termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final, binding and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider or an Outside Director. Whether a termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final, binding and conclusive.

          10.5. Rights in the Event of Death. Unless otherwise provided in the applicable Award Agreement as approved by the Board, if a Grantee dies while employed by or providing services to the Company or a Subsidiary, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of such Grantee’s death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of any Option pursuant to Section 10.2 hereof, to exercise any Option held by such Grantee at the date of such Grantee’s death.

          10.6. Rights in the Event of Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, if a Grantee’s employment or other relationship with the Company or a Subsidiary is terminated by reason of the Disability of such Grantee, such Grantee’s Options that have not previously terminated shall fully vest, and shall be exercisable for a period of one year after such termination of employment or other relationship, subject to earlier termination of such Options as provided in Section 10.2 hereof. Whether a termination of employment or other relationship is considered to be by reason of Disability for purposes of the Plan shall be determined by the Board, whose determination shall be final, binding and conclusive.

          10.7. Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option granted pursuant to the Plan be exercised, in whole or in part, prior to the date on which the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof, or after ten years following the date upon which any Option is granted, or after the occurrence of an event referred to in Section 20 hereof which results in termination of the Option.

          10.8. Method of Exercise. An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the corporate Secretary. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares of Stock available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (a) in cash or in cash equivalents acceptable to the Company; (b) to the extent permitted by law and at the Board’s discretion, through the actual or constructive tender to the Company of shares of Stock, which shares of Stock, if acquired from the Company, shall have been held for at least six months prior to such tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in clauses (a) and (b) above.

Except as otherwise provided in the applicable Award Agreement as approved by the Board, and subject to the limitation provided in the last sentence of this paragraph with regard to the Company’s Executive Officers and Directors, if at the time of exercise the Stock is publicly traded on The NASDAQ Stock Market, Inc., an established securities exchange or any other market, the Grantee may exercise an Option by delivering a written direction to the Company that such Option will be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the option shall be delivered to the Company by a broker upon receipt of stock certificates from the Company) or a “cashless” exercise/loan procedure (pursuant to which the Grantee shall obtain a margin loan from a broker to fund the exercise). Such a procedure shall be effectuated through a licensed broker acceptable to the Company. The certificate or certificates for the shares of Stock for which the Option is exercised shall be delivered to such broker as the agent for the individual exercising such Option and the broker shall deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of such Option, plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of such Option. The Company’s Executive Officers and Directors shall not be permitted to use the “cashless” method of exercise described in this paragraph without the express prior consent of the Board.

Any attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

          10.9. Rights as a Stockholder; Dividend Equivalents. Unless otherwise provided in the applicable Award Agreement as approved by the Board, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 20 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance. However, the Board may, on such conditions as it deems appropriate, provide that a Grantee shall receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Stock subject to the Grant if such shares of Stock had been outstanding. Without limiting the generality of the foregoing, the Board may provide for payment to the Grantee of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Grantee.

          10.10. Delivery of Stock Certificates. After the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to such Option.

11. TRANSFERABILITY OF OPTIONS

          11.1. General Rule. Except as provided in Section 11.2 hereof, during the lifetime of a Grantee, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 11.2 hereof, no Option shall be assignable or transferable by the Grantee to whom such Option is granted, other than by will or the laws of descent and distribution.

          11.2. Family Transfers. To the extent permitted by the Board and under such terms and conditions as may be imposed by the Board, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) any trust in which Immediate Family Members have more than 50% of the beneficial interest, (iii) any foundation in which Immediate Family Members (or the Grantee) control the management of the assets or (iv) any other entity in which Immediate Family Members (or the Grantee) own more than 50% of the voting interests; provided that (a) there may be no consideration for any such transfer, and (b) subsequent transfers of transferred Options or transfers of an interest in a trust, foundation or other entity to which an Option has been transferred, except those transfers effectuated in accordance with this Section 11.2 or by will or the laws of descent and distribution, are prohibited. Following such transfer, any such Option shall continue to be subject to the same terms and conditions that were applicable to such Option immediately prior to such transfer, provided that, for purposes of this Section 11.2, the term “Grantee” shall be deemed to refer to the transferee of such Option. The events of termination of employment or other relationship referred to in Section 10.4 hereof shall continue to be applicable with respect to the original Grantee, following which events the applicable Option shall be exercisable by the transferee thereof only to the extent and for the periods specified in Section 10.4, 10.5 or 10.6 hereof.

12. RESTRICTED STOCK

          12.1. Grant of Restricted Stock or Stock Units. The Board from time to time may grant Restricted Stock or Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

          12.2. Restrictions. At the time a Grant of Restricted Stock or Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Stock Units. Each Grant of Restricted Stock or Stock Units may be subject to a different Restricted Period. At the time a Grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units. Subject to Section 15 hereof, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or any portion of the Restricted Stock or Stock Units. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

          12.3. Restricted Stock Certificates. Promptly after the Grant Date, the Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to such Grantee. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends complying with the applicable securities laws and regulations and making appropriate reference to the restrictions imposed under the Plan and such Award Agreement.

          12.4. Rights of Holders of Restricted Stock. Unless otherwise provided in the applicable Award Agreement as approved by the Board, holders of shares of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions which are applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

          12.5. Rights of Holders of Stock Units. Unless otherwise provided in the applicable Award Agreement as approved by the Board, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share on the date that such dividend is paid.

          12.6. Termination of Employment or Other Relationship for a Reason Other than Death or Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries, in either case other than, in the case of individuals, by reason of death or Disability, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Grant, including, without limitation, any right to vote such Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final, binding and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider or an Outside Director. Whether a termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final, binding and conclusive.

          12.7. Rights in the Event of Death. If a Grantee dies while employed by the Company, a Subsidiary or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Stock Units granted to such Grantee shall fully vest on the date of death unless provided otherwise in the applicable Award Agreement relating to such Restricted Stock or Stock Units as approved by the Board. Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

          12.8. Rights in the Event of Disability. Unless otherwise provided in the applicable Award Agreement as approved by the Board, if a Grantee’s employment or other relationship with the Company, a Subsidiary or a Service Provider, or service as a Service Provider, is terminated by reason of the Disability of such Grantee, such Grantee’s then unvested Restricted Stock or Stock Units shall be fully vested.

          12.9. Delivery of Shares and Payment Therefor. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock or Stock Units shall lapse, and, unless otherwise provided in the applicable Award Agreement relating to such Restricted Stock or Stock Units as approved by the Board, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units or (ii) the purchase price, if any, specified in such Award Agreement, a certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13. STOCK APPRECIATION RIGHTS

          13.1. Grant of Stock Appreciation Rights. The Board may from time to time grant SARs to persons eligible to receive grants under Section 6 hereof, subject to the provisions of this Section 13 and to such restrictions, conditions and other terms as the Board may determine.

          13.2. Nature of a Stock Appreciation Right. An SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one share of Stock on the date of exercise over (y) the grant price of the SAR, as determined by the Board. Unless the Board provides otherwise in the Award Agreement, the grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the Grant Date.

          13.3. Terms and Conditions Governing SARs. The Board shall determine at the Grant Date or thereafter (i) the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including exercise based on achievement of performance objectives or future service requirements), (ii) the time or times at which and the circumstances under which an SAR shall cease to be exercisable, (iii) the method of exercise, (iv) the method of settlement, (v) the form of consideration payable in settlement, (vi) whether or not an SAR shall be in tandem or in combination with any other Grant, and (vii) any other terms and conditions of any SAR.

14. UNRESTRICTED STOCK

The Board may, in its sole discretion, grant Stock (or authorize the Company to sell Stock at par value or such other higher purchase price determined by the Board) free of restrictions other than those required under federal or state securities laws (“Unrestricted Stock”) to persons eligible to receive grants under Section 6 hereof. Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to the Grantee thereof.

15. PERFORMANCE AND ANNUAL INCENTIVE AWARDS

          15.1. Performance Conditions. The right of a Grantee to exercise or receive a grant or settlement of a Grant, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 15.2 hereof in the case of a Performance Award or an

Annual Incentive Award intended to qualify under Code section 162(m). If and to the extent required under Code section 162(m), any power or authority relating to a Performance Award or an Annual Incentive Award intended to qualify under Code section 162(m) shall be exercised by the Committee and not the Board.

          15.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award or an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code section 162(m), the grant, exercise and/or settlement of such Performance Award or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2. The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee shall result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries, business units or business lines of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) revenue; (xv) financial ratios as provided in the Company’s credit agreements; (xvi) minimum cash and cash equivalents, whether restricted or unrestricted; and (xvii) cost savings in connection with acquisitions of other businesses or companies.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code section 162(m). The Committee may establish a Performance Award or an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards. Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

          15.3. Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code section 162(m). To the extent required to comply with Code section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          15.4. Status of Section 15.2 Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof which are granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a Person designated by the Committee, at the time of grant of a Performance Award or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Award or Annual Incentive Award does not comply or is inconsistent with the requirements of Code section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements or regulations.

16. PARACHUTE LIMITATIONS

If the Grantee is a “disqualified individual” (as defined in Code section 280G(c)), any Grant and any other right to receive any payment or benefit under the Plan shall not vest or become exercisable (i) to the extent that the right to vest or any other right to any payment or benefit, taking into account all other rights, payments or benefits to or for the Grantee, would cause any payment or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code section 280G(b)(2) as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under any Award Agreements, the Plan and all other rights, payments or benefits to or for the Grantee would be less than the maximum after-tax amount that could be received by the Grantee without causing the payment or benefit to be considered a Parachute Payment. In the event that, but for the provisions of this Section 16, the Grantee would be considered to have received a Parachute Payment under any Award Agreements that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate any rights, payments or benefits under any Award Agreements, the Plan, any other agreements and any benefit arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under any Award Agreements be deemed to be a Parachute Payment.

17. TERMINATION FOR CAUSE

If a Grantee’s employment with the Company or an Affiliate is terminated for Cause (as defined in this Section 17), all vested and unvested Options and SARs held by the Grantee shall terminate immediately. In addition, upon a termination for Cause, the Grantee shall forfeit to the Company an amount equal to the aggregate gain the Grantee recognized pursuant to the vesting or exercise of Grants during the twelve (12) month period preceding the Grantee’s termination of employment (the “Look-back Period”). For this purpose, the aggregate gain recognized by the Grantee shall be equal to the sum of the following: (i) the aggregate spread value of all Options and SARs exercised by the Grantee (including Options and SARs exercised by a family member or family trust) during the Look-back Period, in which the spread value is the difference between the Fair Market Value of the Stock on the date of the Option or SAR exercise and the Option Price or SAR exercise price; (ii) the aggregate value of all shares of Restricted Stock owned by the Grantee that vested during the Look-back Period, minus the purchase price, if any, of such shares of Restricted Stock; and (iii) the aggregate value of all shares of Stock or cash delivered to the Grantee pursuant to Grants of Stock Units or Unrestricted Stock during the Look-back Period. “Cause” means, as determined by the Board and unless otherwise provided in an applicable employment agreement between the Grantee and the Company or an Affiliate (whether or not such employment agreement is effective before the Effective Date), (a) the Grantee’s gross negligence or willful misconduct in connection with the performance of the Grantee’s duties, (b) the Grantee’s conviction of a criminal offense (other than minor traffic offenses) or (c) the Grantee’s material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement between the Grantee and the Company or an Affiliate. Any amount required to be paid by the Grantee to the Company pursuant to this Section 17 shall be reduced by any amount repaid by the Grantee to the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

18. REQUIREMENTS OF LAW

          18.1. General. The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other Person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant on The NASDAQ Stock Market, Inc. or any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other Person exercising a right emanating from such Grant unless such listing, registration, qualification, consent or approval shall have been effectuated or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any Restricted Stock or shares of Stock underlying Stock Units, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Grantee or any other Person exercising a right emanating from such Grant may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any such determination by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or an SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          18.2. Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options and SARs granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons of the Company.

19. AMENDMENT AND TERMINATION OF THE PLAN

The Board may amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been awarded. Except as permitted under Section 20 hereof, no amendment, suspension or termination of the Plan shall alter or impair any rights or obligations under any Grant previously awarded under the Plan. However, with the consent of the Grantee, the Board may amend any outstanding Award Agreement in a manner not inconsistent with the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when the Board adopts such amendments. Unless otherwise determined by the Board, amendments requiring stockholder approval shall become effective when the Board adopts such amendments, but no Incentive Stock Option issued after the date of any such amendment may be exercised (unless the Option could have been exercised without regard to the amendment) unless and until such amendment shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within one year after the Board’s adoption of such amendment, any Incentive Stock Option granted on or after the date of such amendment shall be canceled to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option.

20. EFFECT OF CHANGES IN CAPITALIZATION

          20.1. Capitalization Change. Subject to Section 20.2 hereof, if there is a Capitalization Change, (i) a proportionate adjustment shall be made in the number and kind of shares which may be delivered under Section 4 hereof and in the Grant limits under Section 4 hereof and (ii) such adjustment shall be made in the number and kind of and price of shares subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights. Without limiting the generality of the foregoing, the Company shall adjust the number of shares of Stock subject to outstanding Grants and shall use its reasonable efforts otherwise to adjust such outstanding Grants so that the proportionate interest of the holder of such Grants immediately after a Capitalization Change shall be substantially the same as immediately before such Capitalization Change. Any adjustment in outstanding Grants shall not change the aggregate exercise price, if any, payable with respect to shares subject to the unexercised portion of such Grants, but shall include a proportionate adjustment in the exercise price per share of such Grants. In making adjustments under this Section 20.1, the

Company shall follow the rules of Code section 424(a) and the regulations under that section (whether or not any Option is an Incentive Stock Option).

          20.2. Reorganizations in Which the Company is the Surviving Corporation not Involving a Change of Ownership. If the Company is the surviving corporation in any reorganization, merger or consolidation that is not a Corporate Transaction, any Option or SAR granted under the Plan shall apply to the securities that a holder of the number of shares of Stock subject to such Option or SAR would have been entitled to receive immediately following the transaction if the Grantee had exercised such Option or SAR in full immediately before the transaction, with an adjustment of the Option Price of such Option or exercise price per share of such SAR so that the aggregate exercise price of such Option or SAR shall not change. In making adjustments under this Section 20, the Company shall follow the rules of Code section 424(a) and the regulations under that section (whether or not the Option is an Incentive Stock Option). In the event of a transaction described in this Section 20.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

          20.3. Reorganization in Which the Company is not the Surviving Corporation or Involving a Change of Ownership; Sale of Assets or Stock. Upon the occurrence of any Corporate Transaction, the Plan and all outstanding Options and SARs shall terminate, unless the Company or its Successor agrees in writing in connection with the Corporate Transaction to continue the Plan and/or to assume the Options and SARs or to substitute new Options and SARs covering the capital stock of a Successor and to make appropriate equitable adjustments in the number and kind of shares covered by the Options and SARs and the exercise prices of the Options and SARs, in which event the Plan, Options and SARs shall continue on such basis. If the Options, SARs and the Plan are terminated under this Section 20: (i) the vesting of all outstanding Options and SARs shall be accelerated as if each individual holding an outstanding Option or SAR had been employed or provided services for an additional twelve (12) months at the time of such termination; and (ii) each individual holding an outstanding Option or SAR shall be entitled to exercise such Option or SAR, to the extent such Option or SAR is vested, for at least 30 days before the Option or SAR terminates, except that the Board may impose reasonable limitations on a Grantee’s right to exercise an unvested Option or SAR to the extent necessary to avoid the penalty tax that Code section 4999 imposes on excess parachute payments. The Board may provide for additional accelerated vesting in the event of a termination under this Section 20 in an Award Agreement or an applicable employment agreement between the Grantee and the Company or an Affiliate (whether or not such employment agreement is effective before the Effective Date). The Board shall send written notice of a Corporate Transaction that will result in such a termination to all individuals who hold Options or SARs not later than the time when the Company mails notice of the proposed transaction to its stockholders. Unvested shares of Restricted Stock and unvested Stock Units shall not become vested or forfeited in the case of a Corporate Transaction unless otherwise provided in the Award Agreement with respect to such shares of Restricted Stock or Stock Units or in an applicable employment agreement between the Grantee and the Company or an Affiliate (whether or not such employment agreement is effective before the Effective Date). The treatment of Performance and Annual Incentive Awards in the case of a Corporate Transaction shall be set forth in the applicable Award Agreement.

          20.4. Adjustments. The Board shall make the adjustments to the Stock or securities under this Section 20, and the Board’s reasonable determination in that respect shall be final, binding and conclusive. Neither the Company nor any Successor shall be required to issue any fractional shares of Stock or units of other securities, and any fractions resulting from any adjustment shall be eliminated in each case by rounding upward to the nearest whole share or unit (except that such rounding shall be downward in the case of an Incentive Stock Option).

          20.5. No Limitations on Company. The awarding of Grants pursuant to the Plan shall not affect or limit in any way the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of the Company’s capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of the Company’s business or assets, without the consent of any Grantee.

21. DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company, a Subsidiary or a Service Provider either to increase or decrease the compensation or other payments to any Grantee at any time, or to terminate any employment or other relationship between any Grantee and the Company or any Affiliate thereof. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement or employment agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or a Subsidiary. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option or SAR except to the extent such shares of Stock shall have been issued upon the exercise of such Option or SAR.

22. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Stock options otherwise than under the Plan.

23. WITHHOLDING TAXES

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Stock Units or upon the exercise of an Option or SAR or the grant of Unrestricted Stock. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or such Subsidiary, as the case may be, any amount that the Company or such Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or such Subsidiary, which may be withheld by the Company or such Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or such Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or such Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 23 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirement.

24. CAPTIONS

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

25. OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

26. NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form and, the masculine gender shall include the feminine gender, as the context requires.

27. SEVERABILITY

If any provision of the Plan or any Award Agreement shall be finally determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

28. GOVERNING LAW

The validity and construction of the Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

ADDENDUM V

EQUITY MARKETING, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Board of Directors has established the Audit Committee to assist the Board with its oversight responsibilities regarding the Company’s accounting and system of internal controls, the quality and integrity of the Company’s financial reports, the independence and qualifications of the Company’s outside auditor, the performance of the Company’s outside auditor and internal audit function, and the Company’s compliance with legal and regulatory requirements. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, the outside auditor, the internal auditor and the management of the Company.

The Committee’s responsibility is oversight. Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The outside auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. It is recognized that the members of the Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the outside auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the outside auditor as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the outside auditor to the Company.

Membership

The Committee shall consist of at least three and no more than five members of the Board. The members shall be nominated by the Corporate Governance/Nominating Committee and appointed by the Board. Each Committee member shall satisfy the “independence” requirements of The Nasdaq Stock Market. Each Committee member shall satisfy the qualifications, financial literacy, financial expertise and independence requirements of The Nasdaq Stock Market and any other applicable law or regulation, as determined by the Board in its business judgment. At least one Committee member shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (“SEC”), or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 the reasons why at least one member of the Committee is not an “audit committee financial expert.” If a Committee member simultaneously serves on the audit committees of more than three (3) public companies (including the Company), the Board must determine that such simultaneous service does not impair the ability of the member to effectively serve on the Committee and disclose such determination in the Company’s annual proxy statement.

Responsibilities

Outside Auditor

1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the outside auditor in connection with the audit of the Company’s annual financial statements and related services (including resolution of any disagreements between Company management and the outside auditor regarding financial reporting). In this regard, the Committee shall have the sole authority to appoint and retain the outside auditor and shall periodically, but at least annually, evaluate the performance, qualifications and independence of the outside auditor, including the review and evaluation of the lead partner of the outside auditor, taking into account the opinions of management and the internal auditors (or other persons responsible for the internal audit function), and, if necessary, replace the outside auditor. As appropriate, the Committee shall submit the appointment of the outside auditor for stockholder approval at any meeting of stockholders. The outside auditor shall report directly to the Committee.

2. The Committee shall approve in advance all audit engagement fees and the terms of engagement and shall approve in advance all audit and non-audit services to be provided by the outside auditor. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the outside auditor. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been approved in advance. The Committee shall establish policies and procedures for the engagement of the outside auditor to perform non-audit services (including pre-approval of such services). The Committee may delegate authority to one or more members to grant pre-approvals of audit and permitted non-audit services, provided that decisions to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

3. The Committee shall ensure that the outside auditor prepare and deliver, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor’s report to satisfy itself of the auditor’s independence.

4. The Committee shall receive and review, at least annually, a written report from the outside auditor describing the outside auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditor, and any steps taken to deal with any such issues.

5. The Committee shall confirm with the outside auditor that the outside auditor is in compliance with the partner rotation requirements established by the SEC. The Committee shall further consider whether the Company should adopt a rotation of the annual audit among auditing firms.

Annual Audit

6. The Committee shall meet with the outside auditor, the internal auditor and management of the Company in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

7. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

8. The Committee shall review1 and discuss the audited financial statements with the management of the Company and the outside auditor, including (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant reporting issues and judgments made in connection with the preparation of the Company’s financial

[1]	Auditing literature, particularly, Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term “review” as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266 (December 22, 1999), any use in this Audit Committee Charter of the term “review” should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements; and (iv) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operation.”

9. The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates or the disclosures in the financial statements.

10. The Committee shall, based on the review and discussions in paragraphs 8 and 9 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 3 above, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

11. The Committee shall review and discuss with the Company’s CEO and CFO the basis for the certifications required by the rules and regulations of the SEC to be provided in the Company’s Form 10-K filing.

Quarterly Review

12. The Committee shall review and discuss the quarterly financial statements with the management of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

13. The outside auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the SEC, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review, including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management.

14. The Committee shall review and discuss with the Company’s CEO and CFO the basis for the certifications required by the rules and regulations of the SEC to be provided in the Company’s Form 10-Q filings.

15. The Committee shall review and discuss with management corporate polices and procedures as to earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, including the use of “non-GAAP financial measures.” The primary purpose of these discussions is to provide guidelines for the types of information to be disclosed and the type of presentation to be made.

Internal Controls

16. The Committee shall discuss with the outside auditor, the internal auditor and management, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company and the Company’s disclosure controls and procedures, and consider any recommendations for improvement of such internal control procedures.

17. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

Internal Audit

18. The Committee shall review the appointment and replacement of the internal auditor. The Committee shall discuss at least annually with the senior internal auditor the activities, budget and organizational structure of the Company’s internal audit function and the qualifications of the primary personnel performing such function. The primary purpose of the internal audit function is to provide the Committee and management with ongoing assessments of the Company’s risk management processes and system of internal control.

19. Management shall furnish to the Committee a summary of audit reports prepared by the senior internal auditor of the Company.

20. The Committee shall, at its discretion, meet with the senior internal auditor to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the senior internal auditor manager.

21. The internal auditor shall be granted unfettered access to the Committee.

Other Responsibilities

22. The Committee shall conduct an annual performance evaluation and shall similarly review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

23. The Committee shall provide the report for inclusion in the Company’s Annual Proxy Statement required by Item 306 of Regulation S-K of the SEC.

24. The Committee, through its Chair, shall report regularly, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee’s actions, recommendations and conclusions, including its conclusions with respect to the outside auditor’s qualifications, performance and independence. It shall review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

25. The Committee shall establish clear hiring policies for employees and partners, and former employees and partners, of the Company’s outside auditor.

26. The Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, or auditing matters and for the confidential, anonymous submission of concerns by employees regarding accounting, internal controls and auditing matters.

27. The Committee shall discuss periodically, but at least annually, with management the Company’s major financial risk exposures, management’s policies on financial risk management, and the Company’s compliance with these policies, including steps management has taken to monitor and control such exposures.

Outside Advisors

The Committee may, in its discretion, use the services of the Company’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain independent legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. The Committee may also, in its discretion, retain the services of any other experts, accountants, and other advisors that it deems necessary or appropriate to assist the Committee in the performance of its functions. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisor retained by the Committee and for any administrative expenses of the Committee.

Committee Organization and Procedures

1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

2. The Committee shall have the authority to establish its own rules and procedures consistent with the Bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

4. The Committee may, in its discretion, include in its meetings members of the Company’s financial management, representatives of the outside auditor, the senior internal auditor and other financial personnel employed or retained by the Company.

5. The Committee shall, periodically, meet with the outside auditor and the senior internal auditor in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management’s presence. The Committee may likewise meet privately with management, as it deems appropriate.

ANNUAL MEETING OF STOCKHOLDERS OF

Equity Marketing, Inc.

May 20, 2004

     — FOLD AND DETACH HERE AND READ THE REVERSE SIDE —

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EQUITY MARKETING, INC.

The undersigned appoints Donald A. Kurz and Teresa L. Tormey, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Equity Marketing, Inc. held of record by the undersigned at the close of business on March 26, 2004, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on May 20, 2004, at the offices of the Company’s Upshot division, located at 303 E. Wacker Drive, Suite 2400, Chicago, Illinois 60601, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

— FOLD AND DETACH HERE AND READ THE REVERSE SIDE —

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.		ELECTION OF DIRECTORS:	FOR	WITHHOLD AUTHORITY

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)			☐	☐

	Nominees are:	Howard D. Bland, Sanford R. Climan, Jonathan D. Kaufelt, Donald A. Kurz, Alfred E. Osborne, Jr., Bruce I. Raben and Stephen P. Robeck.

2.		PROPOSAL TO APPROVE NAME CHANGE TO EMAK WORLDWIDE, INC.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.		PROPOSAL TO DECREASE AUTHORIZED CAPITAL.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.		PROPOSAL TO APPROVE 2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.		PROPOSAL TO APPROVE 2004 STOCK INCENTIVE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.		PROPOSAL TO RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.	FOR ☐	AGAINST ☐	ABSTAIN ☐

7.	In their discretion, the proxies are authorized to vote on such other business as may property come before the meeting.	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.